UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3420

Oppenheimer Integrity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2017

Item 1. Reports to Stockholders.

Semiannual Report	6/30/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Total Return Bond Fund*

*Prior to June 1, 2017, the Fund's name was Oppenheimer Core Bond Fund.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Credit Index	Bloomberg Barclays U.S. Aggregate Bond Index	Citigroup Broad Investment Grade Bond Index
6-Month	2.82%	-2.07%	3.68%	2.27%	2.34%
1-Year	0.88	-3.91	1.84	-0.31	-0.28
5-Year	3.44	2.44	3.68	2.21	2.22
10-Year	0.52	0.03	5.61	4.48	4.58

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

MARKET OVERVIEW

During the reporting period, markets continued their general risk-on mode started by the surprise election of Donald Trump in November 2016, as equities climbed and credit spreads narrowed to tight levels not seen since 2015. U.S. GDP growth continued to progress as employment and wage gains suggested the U.S. may be approaching full employment. Business and consumer confidence indicators were among its highest levels in the current expansion. While consumption growth has slowed modestly from a strong pace, the recovery in investment expenditures, a weaker dollar, and a stronger housing sector added to growth.

As its dual mandates of full employment and price stability were approached, the Federal Reserve Bank (the “Fed”) continued to reduce monetary accommodation and normalized rates. The Fed hiked interest rates 0.25% in March and June, and also signaled the potential for balance sheet normalization later this year, possibly in September, along with another hike in December. This was largely in line with market expectations and the reaction has been orderly to date.

As mentioned, market performance continued to be positive for most risk assets during the six-month reporting period, with equities performing positively. Early in the reporting period, U.S. Treasury rates marched higher as the 10-year Treasury rate increased 19 basis points (bps) to 2.63% before falling quickly through the end of the period to 2.31%. This ultimately contributed to U.S. Treasuries generating a positive total return. For the reporting period, credit sectors of the investment-grade fixed-income market posted positive absolute performance and also outperformed U.S. Treasuries.

FUND REVIEW

Against this backdrop, the Fund’s Class A shares (without sales charge) produced a return of 2.82% during the reporting period. In comparison, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (“the Index”) and the Citigroup Broad Investment Grade Index which returned 2.27% and 2.34%, respectively. In a period where corporate bonds outperformed government bonds, the Fund underperformed the Bloomberg Barclays Credit Index, which returned 3.68%.

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The Fund’s outperformance versus the Index this reporting period stemmed from its exposure to investment grade corporate bonds, where security selection and an overweight position benefited. In addition, the Fund’s exposure to mortgage-backed securities (“MBS”) contributed positively to performance. The Fund had its largest exposure to government agency MBS and a smaller allocation to non-agency MBS. Non-agency MBS, which is an out-of-benchmark position, was the stronger relative performer versus the Index this period. Non-agency MBS benefited from solid fundamentals and a strong environment this reporting period. Agency MBS also contributed positively to performance, due to security selection. An overweight position relative to the Index detracted slightly from performance, but not enough to offset the outperformance.

The Fund’s exposure to high yield credit also benefited the Fund during the reporting period.

STRATEGY & OUTLOOK

As a reminder, effective June 1, 2017, the Fund was renamed Oppenheimer Total Return Bond Fund. The new name better aligns with the team’s underlying investment strategy. Over its tenure of managing the Fund, the Investment Grade Debt Team has generally maintained a portfolio posture deviating to a non-trivial extent from that of typical core bond funds as well as the Bloomberg Barclays U.S. Aggregate Bond Index – namely by: strategically underweighting U.S. Treasuries, favoring diversified sources of corporate and structured credit, and allocating to out-of-benchmark sectors like BB-rated corporate bonds and non-agency MBS.

At period end, we believe that macroeconomic fundamentals should continue to remain solid, with continued gains in wages and employment. Inflation may creep higher and potential fiscal stimulus could boost consumption later in the year. Likewise, we think the Fed may hike one more time and could begin a well-telegraphed tapering of its pay down and maturity reinvestment program later in 2017.

We remain neutral duration as near term inflation risks appear to be fully priced into yields and the rise in risk premium consistent with a relatively sanguine economic outlook. Given the spread-widening that took place earlier in the quarter and the slowdown in interest rate volatility, we have increased the Fund’s exposure to agency MBS, targeting less rate-sensitive areas of the market, and are currently overweight relative to the Index.

Demand for credit-related securities continues to be very strong. While corporate fundamentals appear stable, we do believe we currently reside in the fourth quarter of the credit cycle and that credit spreads do appear tight. As a result, we remain cautiously engaged in investment-grade corporate credit, with the Fund also including a modest exposure to typically high Sharpe Ratio BB-rated corporates.

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Within structured products, we continue to avoid student loan and more esoteric asset-backed securities (“ABS”). We continue to favor auto and to some extent credit card ABS given their attractive fundamentals, carry and solid structures. We continue to have a smaller overweight to CMBS and remain up-in-structure as the issues within the retail sector give us pause.

Krishna Memani Portfolio Manager	Peter A. Strzalkowski, CFA Portfolio Manager

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Top Holdings and Allocations

PORTFOLIO ALLOCATION
Mortgage-Backed Obligations
Government Agency	27.6%
Non-Agency	10.1
Non-Convertible Corporate Bonds and Notes	32.2
Short-Term Notes	19.4
Asset-Backed Securities	8.6
Investment Company
Oppenheimer Institutional Government Money Market Fund	1.1
Certificates of Deposit	0.7
U.S. Government Obligations	0.3

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2017, and are based on the total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/17

	Inception
	Date	6-Month	1-Year	5-Year	10-Year
Class A (OPIGX)	4/15/88	2.82%	0.88%	3.44%	0.52%
Class B (OIGBX)	5/3/93	2.39	0.06	2.64	0.08
Class C (OPBCX)	7/11/95	2.40	0.07	2.64	-0.24
Class I (OPBIX)	4/27/12	3.00	1.09	3.82	3.95*
Class R (OPBNX)	3/1/01	2.66	0.57	3.15	0.25
Class Y (OPBYX)	4/27/98	2.97	1.14	3.62	0.79

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/17

	Inception
	Date	6-Month	1-Year	5-Year	10-Year
Class A (OPIGX)	4/15/88	-2.07%	-3.91%	2.44%	0.03%
Class B (OIGBX)	5/3/93	-2.61	-4.86	2.27	0.08
Class C (OPBCX)	7/11/95	1.40	-0.91	2.64	-0.24
Class I (OPBIX)	4/27/12	3.00	1.09	3.82	3.95*
Class R (OPBNX)	3/1/01	2.66	0.57	3.15	0.25
Class Y (OPBYX)	4/27/98	2.97	1.14	3.62	0.79

*	Shows performance since inception.

STANDARDIZED YIELDS
For the 30 Days Ended 6/30/17
Class A	2.77%
Class B	1.96
Class C	2.06
Class I	3.26
Class R	2.53
Class Y	3.22

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not

7        OPPENHEIMER TOTAL RETURN BOND FUND

annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on net investment income for the 30-day period ended 6/30/17 and the maximum offering price at the end of the period (including the maximum sales charge) for Class A shares and the net asset value for Class B, Class C, Class I, Class N and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Credit Index, an index of non-convertible U.S. investment grade corporate bonds; the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds and the Citigroup Broad Investment Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During 6 Months Ended June 30, 2017
Class A	$1,000.00	$1,028.20	$4.03
Class B	1,000.00	1,023.90	8.26
Class C	1,000.00	1,024.00	8.16
Class I	1,000.00	1,030.00	2.22
Class R	1,000.00	1,026.60	5.59
Class Y	1,000.00	1,029.70	2.62

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.83	4.02
Class B	1,000.00	1,016.66	8.23
Class C	1,000.00	1,016.76	8.13
Class I	1,000.00	1,022.61	2.21
Class R	1,000.00	1,019.29	5.57
Class Y	1,000.00	1,022.22	2.61

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2017 are as follows:

Class	Expense Ratios
Class A	0.80%
Class B	1.64
Class C	1.62
Class I	0.44
Class R	1.11
Class Y	0.52

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

	Principal Amount	Value
Asset-Backed Securities—11.6%
Auto Loan—7.1%
Ally Auto Receivables Trust, Series 2017-3, Cl. A1, 1.10%, 6/15/18	$3,495,505	$3,495,590
American Credit Acceptance Receivables Trust:
Series 2014-4, Cl. B, 2.60%, 10/12/20[1]	31,515	31,522
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]	1,614,709	1,618,076
Series 2015-1, Cl. C, 4.29%, 4/12/21[1]	1,275,000	1,295,350
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]	1,690,000	1,702,635
Series 2015-3, Cl. C, 4.84%, 10/12/21[1]	1,395,000	1,434,390
Series 2015-3, Cl. D, 5.86%, 7/12/22[1]	1,875,000	1,932,761
Series 2016-4, Cl. B, 2.11%, 2/12/21[1]	2,075,000	2,073,817
AmeriCredit Automobile Receivables Trust:
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	3,720,000	3,732,123
Series 2013-4, Cl. D, 3.31%, 10/8/19	815,000	823,280
Series 2017-2, Cl. A1, 1.20%, 5/18/18	2,258,568	2,258,539
Series 2017-2, Cl. D, 3.42%, 4/18/23	3,735,000	3,766,169
Capital Auto Receivables Asset Trust, Series 2014-1, Cl. D, 3.39%, 7/22/19	785,000	793,687
CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	473,270	473,270
CarMax Auto Owner Trust:
Series 2013-2, Cl. D, 2.06%, 11/15/19	740,000	740,081
Series 2015-2, Cl. D, 3.04%, 11/15/21	930,000	935,415
Series 2015-3, Cl. D, 3.27%, 3/15/22	3,045,000	3,073,560
Series 2016-1, Cl. D, 3.11%, 8/15/22	2,045,000	2,053,431
Series 2016-3, Cl. D, 2.94%, 1/17/23	1,330,000	1,319,488
Series 2016-4, Cl. D, 2.91%, 4/17/23	3,105,000	3,072,502
Series 2017-1, Cl. D, 3.43%, 7/17/23	2,675,000	2,692,140
CPS Auto Receivables Trust, Series 2014-C, Cl. A, 1.31%, 2/15/19[1]	68,955	68,945
Credit Acceptance Auto Loan Trust, Series 2014-2A, Cl. B, 2.67%, 9/15/22[1]	1,275,000	1,278,657
Drive Auto Receivables Trust:
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	2,380,000	2,403,315
Series 2016-BA, Cl. C, 3.19%, 7/15/22[1]	3,935,000	3,978,859
Series 2016-CA, Cl. C, 3.02%, 11/15/21[1]	1,725,000	1,733,275
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,905,000	1,946,455
Series 2017-1, Cl. A1, 1.35%, 7/16/18	2,080,000	2,080,032
Series 2017-1, Cl. B, 2.36%, 3/15/21	1,975,000	1,974,746
Series 2017-AA, Cl. C, 2.98%, 1/18/22[1]	1,315,000	1,325,245
Series 2017-AA, Cl. D, 4.16%, 5/15/24[1]	2,425,000	2,467,349
Series 2017-BA, Cl. A1, 1.20%, 4/16/18[1]	1,334,751	1,334,758
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	2,685,000	2,703,495
DT Auto Owner Trust:
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	3,205,573	3,231,222
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	1,175,000	1,200,150
Series 2016-1A, Cl. B, 2.79%, 5/15/20[1]	2,671,794	2,677,756
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	870,000	900,188
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	2,085,000	2,090,863

11        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Auto Loan (Continued)
DT Auto Owner Trust: (Continued)
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	$1,815,000	$1,847,511
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	1,805,000	1,817,927
Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. D, 6.81%, 8/17/20[1]	4,075,000	4,176,091
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	2,820,000	2,837,996
First Investors Auto Owner Trust, Series 2013-3A, Cl. B, 2.32%, 10/15/19[1]	943,699	944,177
Flagship Credit Auto Trust:
Series 2014-1, Cl. D, 4.83%, 6/15/20[1]	360,000	368,085
Series 2014-2, Cl. A, 1.43%, 12/16/19[1]	170,353	170,365
Series 2015-3, Cl. D, 7.12%, 11/15/22[1]	3,040,000	3,200,947
Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	4,265,000	4,565,362
GM Financial Automobile Leasing Trust, Series 2017-1, Cl. A1, 1%, 3/20/18	3,409,268	3,409,319
GM Financial Consumer Automobile, Series 2017-1A, Cl. A1, 1.10%, 4/16/18[1]	2,002,112	2,002,150
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 4.516%, 9/27/21[1,2]	900,000	901,546
Series 2017-1, Cl. C, 3.439%, 6/27/22[1,2]	750,000	750,373
Series 2017-1, Cl. D, 4.789%, 6/27/22[1,2]	865,000	865,430
Nissan Auto Lease Trust, Series 2017-A, Cl. A3, 1.91%, 4/15/20	2,920,000	2,917,352
Santander Drive Auto Receivables Trust:
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	2,915,000	2,936,546
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	2,140,000	2,166,510
Series 2014-1, Cl. E, 3.92%, 5/17/21	1,320,000	1,341,110
Series 2015-5, Cl. D, 3.65%, 12/15/21	1,665,000	1,702,694
Series 2016-2, Cl. D, 3.39%, 4/15/22	1,210,000	1,227,645
Series 2017-1, Cl. A1, 0.95%, 3/15/18	653,193	653,069
Series 2017-1, Cl. D, 3.17%, 4/17/23	1,900,000	1,898,273
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	2,115,000	2,145,317
Series 2017-2, Cl. D, 3.49%, 7/17/23	2,875,000	2,878,243
SNAAC Auto Receivables Trust, Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	680,965	681,330
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	1,510,000	1,511,926
United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	901,790	903,326

		123,533,756
Credit Card—3.9%
Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 1.809%, 8/16/21[1,2]	1,405,000	1,412,551
Series 2016-1, Cl. A1, 1.78%, 6/15/22	3,630,000	3,625,813
Series 2016-1, Cl. A2, 2.009%, 6/15/22[2]	7,745,000	7,827,272
Capital One Multi-Asset Execution Trust:
Series 2016-A1, Cl. A1, 1.609%, 2/15/22[2]	5,132,000	5,163,851
Series 2016-A3, Cl. A3, 1.34%, 4/15/22	2,305,000	2,288,385

12        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Credit Card (Continued)
Chase Issuance Trust, Series 2014-A5, Cl. A5, 1.529%, 4/15/21[2]	$ 3,225,000	$3,238,126
Citibank Credit Card Issuance Trust, Series 2014-A6, Cl. A6, 2.15%, 7/15/21	8,021,000	8,089,493
Discover Card Execution Note Trust:
Series 2012-A6, Cl. A6, 1.67%, 1/18/22	4,190,000	4,186,119
Series 2016-A1, Cl. A1, 1.64%, 7/15/21	7,965,000	7,965,866
Series 2016-A4, Cl. A4, 1.39%, 3/15/22	7,570,000	7,509,781
Evergreen Credit Card Trust, Series 2016-3, Cl. A, 1.659%, 11/16/20[1,2]	5,360,000	5,380,770
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	2,050,000	2,061,431
Series 2016-B, Cl. A, 1.44%, 6/15/22	4,456,000	4,443,772
Series 2017-A, Cl. A, 2.12%, 3/15/24	5,055,000	5,050,942

		68,244,172

Equipment—0.3%
CCG Receivables Trust, Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	2,915,000	2,909,173
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	242,908	240,460
John Deere Owner Trust, Series 2017-A, Cl. A1, 0.88%, 3/15/18	2,243,939	2,242,149
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	782,941	770,268

		6,162,050

Home Equity Loan—0.2%
CWABS Asset-Backed Certificates Trust, Series 2005-14, Cl. 1A1, 1.446%, 4/25/36[2]	3,446,588	3,445,020

Loans: Other—0.1%
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	1,553,564	1,525,591

Total Asset-Backed Securities (Cost $202,585,656)		202,910,589

Mortgage-Backed Obligations—50.7%
Government Agency—37.1%
FHLMC/FNMA/FHLB/Sponsored—35.7%
Federal Home Loan Mortgage Corp. Gold Pool:
5.50%, 9/1/39	1,706,613	1,887,059
6.00%, 5/1/18-11/1/37	260,194	295,012
6.50%, 4/1/18-4/1/34	301,535	331,066
7.00%, 7/1/21-10/1/37	2,560,579	2,941,262
9.00%, 8/1/22-5/1/25	7,178	7,729
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 53.557%, 4/1/27[3]	255,818	52,619
Series 192, Cl. IO, 99.999%, 2/1/28[3]	33,193	6,310
Series 206, Cl. IO, 0.00%, 12/15/29[3,4]	62,151	17,224
Series 243, Cl. 6, 1.069%, 12/15/32[3]	214,611	38,536

13        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	$ 3,771,963	$3,793,212
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.207%, 6/1/26[5]	38,842	36,166
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	2,061	2,211
Series 1590, Cl. IA, 2.209%, 10/15/23[2]	583,259	596,547
Series 2034, Cl. Z, 6.50%, 2/15/28	4,953	5,494
Series 2043, Cl. ZP, 6.50%, 4/15/28	707,594	785,091
Series 2046, Cl. G, 6.50%, 4/15/28	277,064	310,513
Series 2053, Cl. Z, 6.50%, 4/15/28	4,585	5,104
Series 2063, Cl. PG, 6.50%, 6/15/28	324,725	364,729
Series 2145, Cl. MZ, 6.50%, 4/15/29	106,191	118,319
Series 2148, Cl. ZA, 6.00%, 4/15/29	154,218	172,132
Series 2195, Cl. LH, 6.50%, 10/15/29	289,727	326,613
Series 2326, Cl. ZP, 6.50%, 6/15/31	92,340	102,719
Series 2341, Cl. FP, 2.059%, 7/15/31[2]	143,448	147,276
Series 2423, Cl. MC, 7.00%, 3/15/32	536,205	619,251
Series 2461, Cl. PZ, 6.50%, 6/15/32	611,236	714,843
Series 2463, Cl. F, 2.159%, 6/15/32[2]	583,101	600,463
Series 2564, Cl. MP, 5.00%, 2/15/18	205,588	206,899
Series 2585, Cl. HJ, 4.50%, 3/15/18	102,610	104,950
Series 2635, Cl. AG, 3.50%, 5/15/32	476,695	491,374
Series 2676, Cl. KY, 5.00%, 9/15/23	693,765	738,861
Series 2707, Cl. QE, 4.50%, 11/15/18	78,683	79,669
Series 2770, Cl. TW, 4.50%, 3/15/19	28,344	29,096
Series 3010, Cl. WB, 4.50%, 7/15/20	160,786	164,689
Series 3025, Cl. SJ, 20.501%, 8/15/35[2]	110,884	164,008
Series 3030, Cl. FL, 1.559%, 9/15/35[2]	311,206	312,316
Series 3645, Cl. EH, 3.00%, 12/15/20	12,598	12,718
Series 3741, Cl. PA, 2.15%, 2/15/35	909,343	910,955
Series 3815, Cl. BD, 3.00%, 10/15/20	10,679	10,738
Series 3822, Cl. JA, 5.00%, 6/15/40	324,545	336,980
Series 3840, Cl. CA, 2.00%, 9/15/18	8,258	8,257
Series 3848, Cl. WL, 4.00%, 4/15/40	732,927	756,531
Series 3857, Cl. GL, 3.00%, 5/15/40	24,702	25,247
Series 4221, Cl. HJ, 1.50%, 7/15/23	847,160	843,080
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2129, Cl. S, 58.815%, 2/15/29[3]	361,478	63,718
Series 2130, Cl. SC, 72.973%, 3/15/29[3]	95,902	16,605
Series 2134, Cl. SB, 75.949%, 3/15/29[3]	102,232	16,736
Series 2422, Cl. SJ, 0.00%, 1/15/32[3,4]	324,913	65,299
Series 2493, Cl. S, 8.046%, 9/15/29[3]	25,630	5,661
Series 2682, Cl. TQ, 99.999%, 10/15/33[3]	697,509	146,001
Series 2796, Cl. SD, 83.84%, 7/15/26[3]	173,578	24,396
Series 2920, Cl. S, 21.063%, 1/15/35[3]	692,679	118,965
Series 2922, Cl. SE, 21.982%, 2/15/35[3]	569,933	110,238
Series 2981, Cl. AS, 8.685%, 5/15/35[3]	1,547,549	237,722

14        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2981, Cl. BS, 99.999%, 5/15/35[3]	$ 1,430,571	$241,081
Series 3005, Cl. WI, 0.00%, 7/15/35[3,4]	358,729	95,119
Series 3397, Cl. GS, 0.00%, 12/15/37[3,4]	263,534	47,399
Series 3424, Cl. EI, 0.00%, 4/15/38[3,4]	121,880	12,684
Series 3450, Cl. BI, 16.856%, 5/15/38[3]	2,942,176	473,382
Series 3606, Cl. SN, 23.433%, 12/15/39[3]	870,601	142,886
Federal National Mortgage Assn.:
3.00%, 7/1/32[6]	61,970,000	63,596,714
3.50%, 8/1/47[6]	141,165,000	144,700,907
3.50%, 7/1/32[6]	27,115,000	28,211,244
4.00%, 8/1/47[6]	187,475,000	196,713,266
4.50%, 8/1/47[6]	104,285,000	111,723,373
5.00%, 8/1/47[6]	25,740,000	28,092,730
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	32,643	33,442
5.50%, 12/1/18-5/1/36	1,171,339	1,312,704
6.00%, 5/1/20	7,585	7,697
6.50%, 11/1/17-11/1/31	1,882,255	2,132,152
7.00%, 11/1/17-4/1/34	1,193,468	1,387,895
7.50%, 1/1/33-8/1/33	1,721,651	2,024,612
8.50%, 7/1/32	10,069	10,883
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 99.999%, 6/25/23[3]	245,451	34,135
Series 247, Cl. 2, 0.00%, 10/25/23[3,4]	27,837	4,053
Series 252, Cl. 2, 99.999%, 11/25/23[3]	253,947	40,385
Series 254, Cl. 2, 99.999%, 1/25/24[3]	462,929	80,527
Series 301, Cl. 2, 9.946%, 4/25/29[3]	125,097	29,666
Series 303, Cl. IO, 34.833%, 11/25/29[3]	27,996	7,032
Series 319, Cl. 2, 1.916%, 2/25/32[3]	101,372	24,244
Series 320, Cl. 2, 35.162%, 4/25/32[3]	1,996,459	554,165
Series 321, Cl. 2, 6.859%, 4/25/32[3]	305,156	67,944
Series 324, Cl. 2, 0.00%, 7/25/32[3,4]	145,773	33,252
Series 331, Cl. 9, 15.561%, 2/25/33[3]	1,146,555	240,412
Series 334, Cl. 14, 6.032%, 2/25/33[3]	939,743	232,196
Series 334, Cl. 15, 0.00%, 2/25/33[3,4]	663,660	160,049
Series 334, Cl. 17, 14.392%, 2/25/33[3]	35,695	7,182
Series 339, Cl. 12, 0.00%, 6/25/33[3,4]	764,181	192,636
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	780,681	154,477
Series 343, Cl. 13, 99.999%, 9/25/33[3]	909,455	207,110
Series 343, Cl. 18, 97.686%, 5/25/34[3]	537,035	110,094
Series 345, Cl. 9, 0.00%, 1/25/34[3,4]	387,082	77,845
Series 351, Cl. 10, 0.00%, 4/25/34[3,4]	310,714	62,689
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	542,804	109,632
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	388,444	77,548
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	190,501	42,229
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	499,584	101,841
Series 364, Cl. 16, 0.00%, 9/25/35[3,4]	693,316	131,909

15        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 365, Cl. 16, 0.00%, 3/25/36[3,4]	$ 443,217	$90,218
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-104, Cl. ZB, 6.50%, 7/25/23	92,001	99,978
Series 1993-87, Cl. Z, 6.50%, 6/25/23	81,307	87,845
Series 1996-35, Cl. Z, 7.00%, 7/25/26	26,967	30,136
Series 1998-58, Cl. PC, 6.50%, 10/25/28	167,741	188,213
Series 1998-61, Cl. PL, 6.00%, 11/25/28	228,168	255,024
Series 1999-54, Cl. LH, 6.50%, 11/25/29	325,632	365,333
Series 1999-60, Cl. PG, 7.50%, 12/25/29	1,638,771	1,892,203
Series 2001-51, Cl. OD, 6.50%, 10/25/31	308,537	337,085
Series 2002-56, Cl. FN, 2.216%, 7/25/32[2]	191,790	195,336
Series 2003-100, Cl. PA, 5.00%, 10/25/18	559,025	565,684
Series 2003-130, Cl. CS, 11.668%, 12/25/33[2]	663,294	725,076
Series 2003-21, Cl. FK, 1.616%, 3/25/33[2]	50,774	50,849
Series 2003-84, Cl. GE, 4.50%, 9/25/18	13,176	13,322
Series 2004-25, Cl. PC, 5.50%, 1/25/34	42,109	43,052
Series 2005-104, Cl. MC, 5.50%, 12/25/25	1,294,815	1,401,942
Series 2005-109, Cl. AH, 5.50%, 12/25/25	3,657,438	3,879,865
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,480,000	2,807,776
Series 2005-71, Cl. DB, 4.50%, 8/25/25	300,560	312,699
Series 2005-73, Cl. DF, 1.466%, 8/25/35[2]	515,727	517,891
Series 2006-50, Cl. SK, 19.741%, 6/25/36[2]	399,380	549,847
Series 2008-75, Cl. DB, 4.50%, 9/25/23	127,595	129,067
Series 2009-113, Cl. DB, 3.00%, 12/25/20	409,485	412,344
Series 2009-36, Cl. FA, 2.156%, 6/25/37[2]	316,778	323,592
Series 2009-37, Cl. HA, 4.00%, 4/25/19	144,130	144,967
Series 2009-70, Cl. TL, 4.00%, 8/25/19	133,497	134,336
Series 2010-43, Cl. KG, 3.00%, 1/25/21	101,272	102,230
Series 2011-15, Cl. DA, 4.00%, 3/25/41	192,201	198,273
Series 2011-3, Cl. EL, 3.00%, 5/25/20	682,480	686,841
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,108,847	1,186,504
Series 2011-38, Cl. AH, 2.75%, 5/25/20	8,438	8,468
Series 2011-82, Cl. AD, 4.00%, 8/25/26	202,867	205,648
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-15, Cl. SA, 99.999%, 3/17/31[3]	61,370	5,151
Series 2001-61, Cl. SE, 0.00%, 11/18/31[3,4]	157,963	29,832
Series 2001-65, Cl. S, 7.842%, 11/25/31[3]	341,746	67,500
Series 2001-81, Cl. S, 6.949%, 1/25/32[3]	48,289	9,328
Series 2002-12, Cl. SB, 2.515%, 7/25/31[3]	77,138	17,172
Series 2002-2, Cl. SW, 0.00%, 2/25/32[3,4]	92,349	17,816
Series 2002-38, Cl. SO, 21.34%, 4/25/32[3]	54,060	9,675
Series 2002-41, Cl. S, 29.533%, 7/25/32[3]	544,431	97,291
Series 2002-47, Cl. NS, 6.999%, 4/25/32[3]	148,666	34,566
Series 2002-5, Cl. SD, 99.999%, 2/25/32[3]	88,912	17,500
Series 2002-51, Cl. S, 7.105%, 8/25/32[3]	136,504	26,646
Series 2002-52, Cl. SD, 36.238%, 9/25/32[3]	215,443	41,334
Series 2002-60, Cl. SM, 0.00%, 8/25/32[3,4]	465,534	78,253

16        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-60, Cl. SY, 99.999%, 4/25/32[3]	$ 437,831	$16,663
Series 2002-64, Cl. SD, 10.245%, 4/25/27[3]	200,590	39,945
Series 2002-7, Cl. SK, 3.585%, 1/25/32[3]	274,303	52,547
Series 2002-75, Cl. SA, 10.783%, 11/25/32[3]	267,686	58,761
Series 2002-77, Cl. BS, 8.39%, 12/18/32[3]	535,171	118,467
Series 2002-77, Cl. IS, 23.524%, 12/18/32[3]	92,103	19,365
Series 2002-77, Cl. SH, 11.602%, 12/18/32[3]	71,992	14,265
Series 2002-84, Cl. SA, 5.687%, 12/25/32[3]	72,921	15,034
Series 2002-89, Cl. S, 17.744%, 1/25/33[3]	768,635	176,893
Series 2002-9, Cl. MS, 6.758%, 3/25/32[3]	4,207	844
Series 2002-90, Cl. SN, 0.00%, 8/25/32[3,4]	423,574	71,197
Series 2002-90, Cl. SY, 4.53%, 9/25/32[3]	231,811	42,365
Series 2003-14, Cl. OI, 34.021%, 3/25/33[3]	1,169,336	294,020
Series 2003-26, Cl. IK, 36.828%, 4/25/33[3]	449,915	106,104
Series 2003-33, Cl. SP, 9.548%, 5/25/33[3]	444,774	103,553
Series 2003-4, Cl. S, 2.506%, 2/25/33[3]	130,635	28,342
Series 2003-52, Cl. NS, 13.404%, 6/25/23[3]	1,666,982	160,410
Series 2004-54, Cl. DS, 68.106%, 11/25/30[3]	44,500	7,261
Series 2004-56, Cl. SE, 8.108%, 10/25/33[3]	582,523	115,219
Series 2005-12, Cl. SC, 29.583%, 3/25/35[3]	263,269	42,343
Series 2005-40, Cl. SA, 37.189%, 5/25/35[3]	396,279	61,088
Series 2005-52, Cl. JH, 42.376%, 5/25/35[3]	821,598	122,971
Series 2005-6, Cl. SE, 57.777%, 2/25/35[3]	727,257	117,443
Series 2005-93, Cl. SI, 4.398%, 10/25/35[3]	506,193	77,322
Series 2006-53, Cl. US, 16.151%, 6/25/36[3]	38,573	5,960
Series 2008-55, Cl. SA, 0.00%, 7/25/38[3,4]	350,617	41,469
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	51,480	2,234
Series 2011-96, Cl. SA, 11.871%, 10/25/41[3]	1,214,339	214,963
Series 2012-134, Cl. SA, 7.212%, 12/25/42[3]	3,146,040	653,958
Series 2012-40, Cl. PI, 6.045%, 4/25/41[3]	2,280,146	344,452
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.334%, 9/25/23[5]	79,494	74,214

		625,616,011

GNMA/Guaranteed—1.4%
Government National Mortgage Assn. I Pool:
8.50%, 8/15/17-12/15/17	5	5
10.50%, 12/15/17	435	436
Government National Mortgage Assn. II Pool:
2.125%, 7/20/25-7/20/27[2]	5,623	5,787
4.00%, 8/1/47[6]	22,415,000	23,553,256
11.00%, 10/20/19	1,091	1,096
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 99.999%, 2/16/32[3]	267,922	36,725
Series 2002-41, Cl. GS, 99.999%, 6/16/32[3]	88,343	7,215
Series 2002-76, Cl. SY, 21.752%, 12/16/26[3]	104,815	14,988

17        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
GNMA/Guaranteed (Continued)
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2007-17, Cl. AI, 54.986%, 4/16/37[3]	$ 1,605,876	$297,336
Series 2011-52, Cl. HS, 29.675%, 4/16/41[3]	4,872,190	756,415

		24,673,259

Non-Agency—13.6%
Commercial—6.6%
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 99.999%, 4/14/29[3]	1,179,027	619
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.69%, 9/26/35[1,2]	610,600	613,222
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[3],4,7	114,508	3,212
CD Commercial Mortgage Trust:
Series 2016-CD2, Cl. AM, 3.668%, 11/10/49[2]	1,795,000	1,848,930
Series 2017-CD3, Cl. AS, 3.833%, 2/10/50	2,875,000	2,999,510
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 3.257%, 1/25/36[2]	1,426,754	1,370,755
Citigroup Global Markets Mortgage Securities VII, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1999-C1, Cl. X, 0.00%, 5/18/32[3,4]	435,518	17
COMM Mortgage Trust:
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	2,945,000	2,972,702
Series 2013-CR7, Cl. D, 4.471%, 3/10/46[1,2]	3,015,000	2,373,692
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	6,135,175	6,438,486
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	2,865,000	3,039,915
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	5,720,000	5,986,708
Series 2015-CR23, Cl. AM, 3.801%, 5/10/48	3,370,000	3,488,894
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 27.884%, 12/10/45[3]	15,176,128	922,889
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6%, 7/25/36	1,070,042	870,821
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	1,805,000	1,838,873
First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2, Cl. 3A1, 6.00%, 1/25/35	462,362	455,653
Series 2005-FA8, Cl. 1A6, 1.866%, 11/25/35[2]	931,205	677,896
FREMF Mortgage Trust:
Series 2011-K702, Cl. B, 4.93%, 4/25/441,[2]	660,000	670,724
Series 2013-K25, Cl. C, 3.744%, 11/25/451,[2]	605,000	608,930
Series 2013-K26, Cl. C, 3.722%, 12/25/451,[2]	1,165,000	1,163,153
Series 2013-K27, Cl. C, 3.617%, 1/25/461,[2]	650,000	645,270
Series 2013-K28, Cl. C, 3.609%, 6/25/46[1],[2]	2,580,000	2,558,805
Series 2013-K502, Cl. C, 2.967%, 3/25/45[1],[2]	1,620,000	1,618,162
Series 2013-K712, Cl. C, 3.48%, 5/25/45[1],[2]	335,000	336,721
Series 2013-K713, Cl. C, 3.274%, 4/25/46[1],[2]	1,075,000	1,082,484
Series 2014-K714, Cl. C, 3.98%, 1/25/47[1],[2]	815,402	827,775
Series 2014-K715, Cl. C, 4.267%, 2/25/46[1],2	230,000	235,297
Series 2015-K44, Cl. B, 3.81%, 1/25/48[1],[2]	1,175,000	1,188,323
Series 2017-K62, Cl. B, 4.004%, 1/25/501,[2]	1,040,000	1,029,225
GS Mortgage Securities Trust, Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	885,000	963,710
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[1,2]	2,430,883	2,322,188

18        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Commercial (Continued)
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	$ 4,070,000	$4,153,300
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	3,490,000	3,765,491
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	510,000	516,464
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	2,950,000	3,089,839
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.406%, 7/25/35[2]	1,333,924	1,340,635
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.324%, 7/26/36[1,2]	1,898,961	1,804,248
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C24, Cl. B, 4.116%, 11/15/47[2]	2,630,000	2,716,201
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	6,036,000	6,327,785
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	4,415,000	4,547,254
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	2,685,000	2,693,309
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed
Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/30[3,4]	70,853	2
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,2]	26,376	20,535
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	2,730,000	2,790,477
Series 2014-C19, Cl. AS, 3.832%, 12/15/47	5,035,000	5,213,079
Series 2016-C30, Cl. AS, 3.175%, 9/15/49	4,780,000	4,684,601
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.708%, 11/26/36[1],[2]	2,169,289	1,955,597
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.50%, 6/26/461,[2]	1,184,626	1,185,568
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.993%, 7/26/45[1,2]	308,904	316,025
Wells Fargo Commercial Mortgage Trust:
Series 2015-C29, Cl. AS, 4.013%, 6/15/48[2]	3,975,000	4,166,065
Series 2016-C37, Cl. AS, 4.018%, 12/15/49	4,215,000	4,433,355
WF-RBS Commercial Mortgage Trust:
Series 2012-C7, Cl. E, 4.985%, 6/15/45[1,2]	840,000	699,820
Series 2013-C14, Cl. AS, 3.488%, 6/15/46	2,330,000	2,398,034
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	1,693,000	1,799,027
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[2]	1,797,838	1,920,466
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-
Through Certificates, Series 2011-C3, Cl. XA, 37.466%, 3/15/44[1,3]	18,160,669	673,394

		114,364,132

Residential—7.0%
Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	875,292	777,435
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	542,248	503,724
Series 2007-C, Cl. 1A4, 3.171%, 5/20/36[2]	296,125	270,867
Series 2014-R7, Cl. 3A1, 3.107%, 3/26/361,[2]	2,357,330	2,358,900
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	684,290	628,635
Bear Stearns ARM Trust:
Series 2005-2, Cl. A1, 3.26%, 3/25/35[2]	2,147,926	2,172,900
Series 2005-9, Cl. A1, 2.83%, 10/25/35[2]	880,100	866,281

19        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
Bear Stearns ARM Trust: (Continued)
Series 2006-1, Cl. A1, 2.91%, 2/25/36[2]	$2,566,572	$2,565,435
Chase Funding Trust, Series 2003-2, Cl. 2A2, 1.776%, 2/25/33[2]	362,314	327,121
CHL Mortgage Pass-Through Trust:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	550,377	507,582
Series 2006-6, Cl. A3, 6.00%, 4/25/36	447,123	400,738
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 3.21%, 10/25/35[2]	4,326,780	4,332,907
Connecticut Avenue Securities:
Series 2014-C02, Cl. 1M1, 2.166%, 5/25/24[2]	1,998,340	2,007,088
Series 2014-C02, Cl. 2M1, 2.166%, 5/25/24[2]	543,839	544,851
Series 2014-C03, Cl. 1M1, 2.416%, 7/25/24[2]	1,813,274	1,816,302
Series 2014-C03, Cl. 2M1, 2.416%, 7/25/24[2]	658,769	660,010
Series 2015-C03, Cl. 2M1, 2.716%, 7/25/25[2]	63,198	63,270
Series 2016-C03, Cl. 1M1, 3.216%, 10/25/28[2]	375,195	382,180
Series 2016-C05, Cl. 2M1, 2.566%, 1/25/29[2]	1,074,596	1,083,544
Series 2016-C07, Cl. 2M1, 2.516%, 4/25/29[2]	2,677,044	2,696,504
Series 2016-C07, Cl. 2M2, 5.566%, 4/25/29[2]	1,694,000	1,861,275
Series 2017-C01, Cl. 1M2, 4.766%, 7/25/29[2]	4,320,000	4,567,557
Series 2017-C02, Cl. 2M1, 2.366%, 9/25/29[2]	3,976,465	4,012,810
Series 2017-C02, Cl. 2M2, 4.866%, 9/25/29[2]	4,090,000	4,344,793
Series 2017-C03, Cl. 1M1, 2.166%, 10/25/29[2]	2,577,190	2,590,430
Countrywide Alternative Loan Trust, Series 2005-21CB, Cl. A7, 5.50%, 6/25/35	1,572,309	1,513,881
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.525%, 7/25/35[2]	488,339	491,190
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 1.526%, 7/25/35[2]	591,198	586,650
Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 3.067%, 12/25/34[2]	335,978	343,602
RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	136,647	120,708
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	705,667	634,347
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	359,687	345,622
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1, Cl. M1, 4.616%, 7/25/23[2]	1,600,555	1,620,260
Series 2014-HQ2, Cl. M2, 3.416%, 9/25/24[2]	4,020,000	4,131,044
Series 2015-HQA2, Cl. M2, 4.016%, 5/25/28[2]	1,609,349	1,666,654
Series 2016-DNA1, Cl. M2, 4.116%, 7/25/28[2]	1,580,000	1,645,288
Series 2016-DNA2, Cl. M1, 2.466%, 10/25/28[2]	4,280,424	4,292,217
Series 2016-DNA3, Cl. M1, 2.316%, 12/25/28[2]	2,506,347	2,515,004
Series 2016-DNA4, Cl. M1, 2.016%, 3/25/29[2]	1,940,534	1,944,719
Series 2016-DNA4, Cl. M3, 5.016%, 3/25/29[2]	4,040,000	4,380,530
Series 2016-HQA2, Cl. M1, 2.416%, 11/25/28[2]	1,629,480	1,634,377
Series 2016-HQA3, Cl. M1, 2.016%, 3/25/29[2]	7,841,501	7,860,153
Series 2016-HQA3, Cl. M3, 5.066%, 3/25/29[2]	3,850,000	4,172,730
Series 2016-HQA4, Cl. M1, 2.016%, 4/25/29[2]	4,529,440	4,537,117
Series 2016-HQA4, Cl. M3, 5.116%, 4/25/29[2]	3,995,000	4,352,723
Series 2017-DNA1, Cl. M2, 4.466%, 7/25/29[2]	4,040,000	4,219,860
Series 2017-HQA1, Cl. M1, 2.416%, 8/25/29[2]	3,801,346	3,844,807

20        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Residential (Continued)
Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2017-HQA1, Cl. M2, 4.766%, 8/25/29[2]	$4,220,000	$4,466,392
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10, Cl. A7, 2.838%, 10/25/33[2]	915,204	937,801
Series 2005-AR14, Cl. 1A4, 2.835%, 12/25/35[2]	1,202,754	1,171,445
Series 2005-AR16, Cl. 1A1, 2.88%, 12/25/35[2]	1,044,805	1,016,232
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR13, Cl. 1A5, 3.377%, 5/25/35[2]	443,063	444,732
Series 2005-AR15, Cl. 1A2, 2.98%, 9/25/35[2]	1,731,292	1,686,089
Series 2005-AR15, Cl. 1A6, 2.98%, 9/25/35[2]	145,170	139,144
Series 2005-AR4, Cl. 2A2, 3.315%, 4/25/35[2]	4,036,451	4,058,802
Series 2006-AR10, Cl. 1A1, 3.246%, 7/25/36[2]	877,161	851,354
Series 2006-AR10, Cl. 5A5, 3.324%, 7/25/36[2]	2,602,598	2,611,490
Series 2006-AR2, Cl. 2A3, 3.107%, 3/25/36[2]	1,391,736	1,398,681
Series 2006-AR7, Cl. 2A4, 3.329%, 5/25/36[2]	81,398	78,259
Series 2006-AR8, Cl. 2A1, 3.194%, 4/25/36[2]	3,772,894	3,798,404
Series 2006-AR8, Cl. 2A4, 3.194%, 4/25/36[2]	709,671	714,470
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	519,560	544,356

		123,114,273

Total Mortgage-Backed Obligations (Cost $884,962,392)		887,767,675
U.S. Government Obligations—0.4%
United States Treasury Nts.:
0.75%, 2/28/18	168,000	167,488
1.50%, 5/31/198,[9]	7,480,000	7,497,533

Total U.S. Government Obligations (Cost $7,666,679)		7,665,021
Corporate Bonds and Notes—43.2%
Consumer Discretionary—7.2%
Automobiles—2.2%
Daimler Finance North America LLC:
2.20% Sr. Unsec. Nts., 5/5/20[1]	3,529,000	3,530,158
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	1,987,000	2,990,226
Ford Motor Credit Co. LLC:
2.425% Sr. Unsec. Nts., 6/12/20	2,780,000	2,779,397
3.664% Sr. Unsec. Nts., 9/8/24	5,189,000	5,184,895
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	1,901,000	2,121,208
General Motors Financial Co., Inc.:
3.00% Sr. Unsec. Nts., 9/25/17	3,292,000	3,301,553
3.15% Sr. Unsec. Nts., 6/30/22	3,848,000	3,836,033
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	1,017,000	1,075,522
Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[1]	4,062,000	4,002,520
Nissan Motor Acceptance Corp., 1.55% Sr. Unsec. Nts., 9/13/19[1]	1,010,000	998,999
Volkswagen Group of America Finance LLC, 1.60% Sr. Unsec. Nts., 11/20/17[1]	4,039,000	4,036,468

21        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Automobiles (Continued)
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[1]	$3,917,000	$4,147,124

		38,004,103
Diversified Consumer Services—0.2%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	3,463,000	3,670,434
Hotels, Restaurants & Leisure—0.4%
Aramark Services, Inc., 5% Sr. Unsec. Nts., 4/1/25[1]	2,026,000	2,145,028
Marriott International, Inc., 3.25% Sr. Unsec. Nts., 9/15/22	1,755,000	1,796,446
Wyndham Worldwide Corp., 4.15% Sr. Unsec. Nts., 4/1/24	2,790,000	2,869,110

		6,810,584
Household Durables—1.1%
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	3,903,000	4,093,271
Newell Brands, Inc.:
2.15% Sr. Unsec. Nts., 10/15/18	2,032,000	2,037,834
5.00% Sr. Unsec. Nts., 11/15/23	3,300,000	3,532,297
5.50% Sr. Unsec. Nts., 4/1/46	1,262,000	1,525,125
PulteGroup, Inc., 5% Sr. Unsec. Nts., 1/15/27	3,310,000	3,409,300
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	2,711,000	2,814,696
4.875% Sr. Unsec. Nts., 11/15/25	621,000	645,840
Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17	765,000	764,953

		18,823,316
Internet & Catalog Retail—0.4%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	1,162,000	1,376,748
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	6,850,000	6,770,341

		8,147,089
Leisure Equipment & Products—0.2%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	3,308,000	3,305,582
Media—1.4%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	1,673,000	1,795,199
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47[1,6]	2,930,000	3,115,651
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	1,765,000	2,365,068
Historic TW, Inc., 9.15% Debs., 2/1/23	921,000	1,182,593
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	1,240,000	1,307,778
Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[1]	1,871,000	1,925,057
6.10% Sr. Unsec. Nts., 2/15/18[1]	1,253,000	1,285,634
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	3,310,000	3,310,963

22        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Media (Continued)
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	$2,194,000	$2,097,982
Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	834,000	810,633
3.45% Sr. Unsec. Nts., 10/4/26	1,008,000	975,222
4.375% Sr. Unsec. Nts., 3/15/43	2,635,000	2,353,898
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	2,521,000	2,633,336

		25,159,014
Multiline Retail—0.2%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	3,765,000	3,986,194
Specialty Retail—0.7%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	689,000	685,077
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	2,600,000	2,831,642
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	1,377,000	1,480,275
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	2,923,000	2,975,807
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	2,080,000	2,139,800
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	1,900,000	1,852,122

		11,964,723
Textiles, Apparel & Luxury Goods—0.4%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[1]	2,747,000	2,801,940
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	1,754,000	1,841,700
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	1,818,000	1,886,175

		6,529,815
Consumer Staples—3.5%
Beverages—1.2%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	4,162,000	4,173,050
3.65% Sr. Unsec. Nts., 2/1/26	2,382,000	2,458,731
4.90% Sr. Unsec. Nts., 2/1/46	914,000	1,037,167
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	2,213,000	3,443,065
Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	1,465,000	1,447,927
2.10% Sr. Unsec. Nts., 7/15/21	3,528,000	3,472,328
4.20% Sr. Unsec. Nts., 7/15/46	1,061,000	1,045,597
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	3,220,000	3,437,762

		20,515,627
Food & Staples Retailing—0.3%
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	309,000	308,842
6.40% Sr. Unsec. Nts., 8/15/17	2,976,000	2,991,064
6.80% Sr. Unsec. Nts., 12/15/18	346,000	369,245

23        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Food & Staples Retailing (Continued)
Kroger Co. (The): (Continued) 6.90% Sr. Unsec. Nts., 4/15/38	$974,000	$1,234,445

		4,903,596
Food Products—1.6%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	2,513,000	2,406,059
8.50% Sr. Unsec. Nts., 6/15/19	2,392,000	2,676,588
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	3,361,000	3,363,201
Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25	2,427,000	2,507,215
4.375% Sr. Unsec. Nts., 6/1/46	2,599,000	2,543,200
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	2,186,000	2,276,173
Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[1]	4,239,000	4,201,739
Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[1]	4,314,000	4,341,812
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[1]	1,955,000	2,091,850
Tyson Foods, Inc., 3.55% Sr. Unsec. Nts., 6/2/27	2,095,000	2,111,368

		28,519,205
Tobacco—0.4%
Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	2,547,000	2,484,204
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	3,951,000	3,953,532
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	1,335,000	1,642,986

		8,080,722
Energy—3.5%
Energy Equipment & Services—0.5%
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	893,000	955,088
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	1,313,000	1,379,140
Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]	3,515,000	3,518,648
4.00% Sr. Unsec. Nts., 12/21/25[1]	2,365,000	2,483,782

		8,336,658
Oil, Gas & Consumable Fuels—3.0%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	707,000	661,642
6.20% Sr. Unsec. Nts., 3/15/40	814,000	933,543
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	1,204,000	1,213,515
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	2,119,000	2,248,407
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	3,984,000	3,971,809
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	1,012,000	1,003,758
Cenovus Energy, Inc., 5.40% Sr. Unsec. Nts., 6/15/47[1]	397,000	372,349
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	3,896,000	3,885,863
Cimarex Energy Co., 3.90% Sr. Unsec. Nts., 5/15/27	2,393,000	2,411,146
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	3,820,000	3,916,375

24        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Columbia Pipeline Group, Inc.: (Continued) 4.50% Sr. Unsec. Nts., 6/1/25	$1,996,000	$2,128,349
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	461,000	514,368
5.95% Sr. Unsec. Nts., 3/15/46	973,000	1,223,144
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	1,153,000	1,123,301
Energy Transfer LP, 5.30% Sr. Unsec. Nts., 4/15/47	1,101,000	1,094,750
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	994,000	1,036,120
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	987,000	1,049,793
4.90% Sr. Unsec. Nts., 5/15/46	399,000	431,348
EQT Corp., 6.50% Sr. Unsec. Nts., 4/1/18	2,070,000	2,138,018
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	3,287,000	3,500,329
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	1,022,000	1,054,882
ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	1,781,000	1,910,032
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	1,741,000	1,727,030
Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28[1]	2,034,000	2,059,439
Shell International Finance BV, 4% Sr. Unsec. Nts., 5/10/46	1,430,000	1,418,481
Tesoro Corp., 5.125% Sr. Unsec. Nts., 12/15/26[1]	3,903,000	4,264,418
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.25% Sr. Unsec. Nts., 1/15/25	2,837,000	2,989,489
Williams Partners LP, 3.75% Sr. Unsec. Nts., 6/15/27	1,744,000	1,729,994

		52,011,692
Financials—12.9%
Capital Markets—3.3%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	2,967,000	3,018,492
Bank of New York Mellon Corp. (The), 3% Sub. Nts., 10/30/28	1,759,000	1,704,988
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	4,078,000	4,172,128
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	2,169,000	2,242,887
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	1,635,000	1,740,175
E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[2,10]	4,177,000	4,448,505
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	2,459,000	2,449,122
3.75% Sr. Unsec. Nts., 2/25/26	2,271,000	2,316,815
3.85% Sr. Unsec. Nts., 1/26/27	4,758,000	4,846,085
Macquarie Bank Ltd., 2.60% Sr. Unsec. Nts., 6/24/19[1]	4,251,000	4,288,345
Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	3,246,000	3,399,818
5.00% Sub. Nts., 11/24/25	3,804,000	4,144,203
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	3,907,000	4,025,382
Northern Trust Corp., 3.375% Sub. Nts., 5/8/32[2]	1,800,000	1,801,667
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	2,338,000	2,344,914
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	3,908,000	3,936,423
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	2,510,000	2,506,898

25        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Capital Markets (Continued)
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[1]	$2,495,000	$2,607,053
4.253% Sr. Unsec. Nts., 3/23/28[1]	1,654,000	1,731,607

		57,725,507
Commercial Banks—6.2%
Australia & New Zealand Banking Group Ltd. (New York), 2.625% Unsec. Nts., 5/19/22	4,175,000	4,182,695
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	3,512,000	3,401,495
3.824% Sr. Unsec. Nts., 1/20/28[2]	2,415,000	2,460,127
7.75% Jr. Sub. Nts., 5/14/38	2,782,000	4,017,155
Barclays plc, 4.375% Sr. Unsec. Nts., 1/12/26	5,209,000	5,422,913
BPCE SA, 3% Sr. Unsec. Nts., 5/22/22[1]	4,267,000	4,308,569
Citigroup, Inc.:
4.281% Sr. Unsec. Nts., 4/24/48[2]	4,210,000	4,332,094
4.75% Sub. Nts., 5/18/46	1,946,000	2,053,775
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	2,409,000	2,412,939
2.65% Sr. Unsec. Nts., 5/26/22	1,014,000	1,012,308
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	4,408,000	4,395,746
Credit Agricole SA (London), 4.125% Sr. Unsec. Nts., 1/10/27[1]	4,157,000	4,353,235
Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/211	2,225,000	2,258,484
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	2,461,000	2,510,446
First Republic Bank, 4.375% Sub. Nts., 8/1/46	1,716,000	1,691,772
Glencore Funding LLC, 4% Sr. Unsec. Nts., 4/16/25[1]	2,380,000	2,384,879
HSBC Holdings plc, 4.041% Sr. Unsec. Nts., 3/13/28[2]	1,921,000	1,992,332
Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/2[1]	2,425,000	2,474,717
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[1]	2,986,000	3,022,937
ING Groep NV, 3.95% Sr. Unsec. Nts., 3/29/27	1,770,000	1,844,437
JPMorgan Chase & Co.:
3.54% Sr. Unsec. Nts., 5/1/28[2]	3,580,000	3,604,190
3.782% Sr. Unsec. Nts., 2/1/28[2]	7,219,000	7,391,917
4.26% Sr. Unsec. Nts., 2/22/48[2]	1,665,000	1,754,515
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	3,357,000	3,340,141
Lloyds Banking Group plc:
6.413% Jr. Sub. Perpetual Bonds[1,2,10]	214,000	240,750
6.657% Jr. Sub. Perpetual Bonds[1,2,10]	2,718,000	3,088,328
Manufacturers & Traders Trust Co., 2.50% Sr. Unsec. Nts., 5/18/22	3,609,000	3,603,507
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	3,749,000	3,735,417
Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	2,706,000	2,717,790
Royal Bank of Scotland Group plc, 3.498% Sr. Unsec. Nts., 5/15/23[2]	2,966,000	2,986,878
Skandinaviska Enskilda Banken AB, 2.80% Sr. Unsec. Nts., 3/11/22	4,129,000	4,177,871
Standard Chartered plc, 2.68% Jr. Sub. Perpetual Bonds[1,2,10]	200,000	170,500

26        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Commercial Banks (Continued)
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	$1,673,000	$1,638,407
US Bancorp:
3.10% Sub. Nts., 4/27/26	2,315,000	2,290,973
3.15% Sr. Unsec. Nts., 4/27/27	1,004,000	1,007,043
Wells Fargo & Co.:
3.584% Sr. Unsec. Nts., 5/22/28[2]	3,392,000	3,431,703
4.75% Sub. Nts., 12/7/46	2,447,000	2,622,722

		108,335,707
Consumer Finance—0.7%
American Express Credit Corp.:
2.70% Sr. Unsec. Nts., 3/3/22	2,541,000	2,563,770
3.30% Sr. Unsec. Nts., 5/3/27	2,503,000	2,498,605
Capital One Financial Corp., 3.75% Sr. Unsec. Nts., 3/9/27	1,666,000	1,663,476
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	1,743,000	1,725,202
4.10% Sr. Unsec. Nts., 2/9/27	1,658,000	1,664,236
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[1]	2,400,000	2,564,889

		12,680,178
Diversified Financial Services—0.5%
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	1,134,000	1,136,912
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	1,973,000	2,005,629
Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[1]	1,717,000	1,717,191
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]	3,667,000	3,905,355

		8,765,087
Insurance—1.5%
Arch Capital Finance LLC, 4.011% Sr. Unsec. Nts., 12/15/26	2,445,000	2,527,257
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	2,591,000	2,766,545
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27[1]	1,096,000	1,081,411
Manulife Financial Corp., 4.061% Sub. Nts., 2/24/32[2]	2,475,000	2,502,282
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	1,731,000	1,860,507
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[2,10]	2,353,000	2,448,814
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]	3,870,000	4,010,539
Progressive Corp. (The), 4.125% Sr. Unsec. Nts., 4/15/47	3,295,000	3,436,698
Prudential Financial, Inc.:
5.20% Jr. Sub. Nts., 3/15/44[2]	3,124,000	3,315,345
5.375% Jr. Sub. Nts., 5/15/45[2]	620,000	672,700
RenaissanceRe Finance, Inc., 3.45% Sr. Unsec. Nts., 7/1/27	1,845,000	1,816,735

		26,438,833
Real Estate Investment Trusts (REITs)—0.7%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	462,000	468,560
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	1,324,000	1,427,091
5.90% Sr. Unsec. Nts., 11/1/21	1,523,000	1,717,384
Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18	3,138,000	3,204,240

27        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
Vereit Operating Partner, 3% Sr. Unsec. Nts., 2/6/19	$1,619,000	$1,635,902
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]	2,869,000	2,869,129
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	681,000	682,918

		12,005,224
Health Care—3.3%
Biotechnology—1.1%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	1,998,000	2,041,644
4.70% Sr. Unsec. Nts., 5/14/45	723,000	772,383
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	980,000	1,123,847
Celgene Corp.:
2.125% Sr. Unsec. Nts., 8/15/18	4,024,000	4,040,736
3.875% Sr. Unsec. Nts., 8/15/25	1,935,000	2,024,424
5.00% Sr. Unsec. Nts., 8/15/45	484,000	547,879
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	1,736,000	1,908,175
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	4,193,000	4,175,968
3.20% Sr. Unsec. Nts., 9/23/26	3,252,000	3,186,602

		19,821,658
Health Care Equipment & Supplies—1.2%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	4,106,000	4,139,451
3.75% Sr. Unsec. Nts., 11/30/26	3,412,000	3,490,087
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	4,293,000	4,305,128
3.70% Sr. Unsec. Nts., 6/6/27	3,128,000	3,139,233
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	3,210,000	3,320,687
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	1,943,000	2,195,223

		20,589,809
Health Care Providers & Services—0.5%
Cardinal Health, Inc., 3.41% Sr. Unsec. Nts., 6/15/27	2,090,000	2,085,433
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	3,823,000	4,253,087
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	2,381,000	2,420,787

		8,759,307
Life Sciences Tools & Services—0.3%
Quintiles IMS, Inc., 5% Sr. Unsec. Nts., 10/15/26[1]	1,488,000	1,538,220
Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	1,299,000	1,387,374
5.30% Sr. Unsec. Nts., 2/1/44	1,268,000	1,487,142

		4,412,736

28        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Pharmaceuticals—0.2%
Allergan Funding SCS:
2.35% Sr. Unsec. Nts., 3/12/18	$1,567,000	$1,573,830
3.80% Sr. Unsec. Nts., 3/15/25	2,651,000	2,746,733

		4,320,563
Industrials—3.0%
Aerospace & Defense—0.7%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	3,328,000	3,469,074
Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	1,533,000	1,573,048
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	2,275,000	2,576,656
Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	1,019,000	1,025,117
3.875% Sr. Unsec. Nts., 3/1/25	902,000	928,125
4.30% Sr. Unsec. Nts., 3/1/24	1,672,000	1,778,130
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[2]	668,000	669,008

		12,019,158
Air Freight & Couriers—0.1%
FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	754,000	779,871
Building Products—0.2%
Johnson Controls International plc, 1.40% Sr. Unsec. Nts., 11/2/17	587,000	586,672
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	2,815,000	2,778,740

		3,365,412
Commercial Services & Supplies—0.4%
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	3,294,000	3,382,019
Republic Services, Inc., 3.80% Sr. Unsec. Nts., 5/15/18	3,298,000	3,357,021
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	906,000	954,814

		7,693,854
Electrical Equipment—0.2%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	3,986,000	4,080,668
Industrial Conglomerates—0.1%
Roper Technologies, Inc.:
3.80% Sr. Unsec. Nts., 12/15/26	666,000	685,678
3.85% Sr. Unsec. Nts., 12/15/25	1,645,000	1,696,796

		2,382,474
Machinery—0.4%
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	4,025,000	3,998,201
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	921,000	930,306
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26[1]	1,687,000	1,666,832

		6,595,339

29        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Professional Services—0.2%
Equifax, Inc., 6.30% Sr. Unsec. Nts., 7/1/17	$3,375,000	$3,375,000
Road & Rail—0.3%
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	636,000	711,964
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	1,042,000	1,160,105
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[1]	3,640,000	3,584,403

		5,456,472
Trading Companies & Distributors—0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	3,927,000	4,092,484
Air Lease Corp.:
3.00% Sr. Unsec. Nts., 9/15/23	1,719,000	1,711,268
3.625% Sr. Unsec. Nts., 4/1/27	1,765,000	1,768,957

		7,572,709
Information Technology—2.6%
Electronic Equipment, Instruments, & Components—0.4%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	3,085,000	3,077,803
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	631,000	685,619
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	3,069,000	3,259,818

		7,023,240
Internet Software & Services—0.4%
eBay, Inc., 2.15% Sr. Unsec. Nts., 6/5/20	4,300,000	4,302,804
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27[1]	785,000	794,580
5.25% Sr. Unsec. Nts., 4/1/25	1,151,000	1,234,447

		6,331,831
IT Services—0.7%
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	1,963,000	1,936,594
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20[1]	2,944,000	2,982,749
4.75% Sr. Unsec. Nts., 4/15/27[1]	3,153,000	3,294,216
Fidelity National Information Services, Inc., 2.85% Sr. Unsec. Nts., 10/15/18	788,000	797,566
Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	2,957,000	2,969,955

		11,981,080
Semiconductors & Semiconductor Equipment—0.2%
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	1,083,000	1,263,115
QUALCOMM, Inc., 3.25% Sr. Unsec. Nts., 5/20/27	2,089,000	2,096,585

		3,359,700
Software—0.7%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	985,000	1,040,896

30        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Software (Continued)
Dell International LLC/EMC Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]	$3,913,000	$4,006,462
6.02% Sr. Sec. Nts., 6/15/26[1]	2,654,000	2,928,670
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	2,188,000	2,291,930
Oracle Corp., 2.40% Sr. Unsec. Nts., 9/15/23	2,486,000	2,455,492

		12,723,450
Technology Hardware, Storage & Peripherals—0.2%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	2,261,000	2,454,142
Hewlett Packard Enterprise Co., 2.45% Sr. Unsec. Nts., 10/5/17	882,000	884,383

		3,338,525
Materials—2.4%
Chemicals—1.2%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	1,681,000	1,684,157
4.125% Sr. Unsec. Nts., 3/15/35	660,000	659,569
CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[1]	1,919,000	1,977,003
Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19	3,432,000	3,448,347
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	3,940,000	4,156,700
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	3,050,000	3,135,766
3.75% Sr. Unsec. Nts., 3/15/27	1,026,000	1,044,790
Sherwin-Williams Co. (The):
3.30% Sr. Unsec. Nts., 2/1/25[1]	915,000	912,118
3.95% Sr. Unsec. Nts., 1/15/26[1]	1,587,000	1,640,679
Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[1]	2,395,000	2,381,245

		21,040,374
Construction Materials—0.4%
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]	1,488,000	1,685,682
James Hardie International Finance DAC, 5.875% Sr. Unsec. Nts., 2/15/23[1]	1,902,000	2,001,855
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]	1,005,000	995,647
Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27	2,231,000	2,297,305

		6,980,489
Containers & Packaging—0.6%
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	1,921,000	1,852,797
4.80% Sr. Unsec. Nts., 6/15/44	1,606,000	1,723,174
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	745,000	760,895
4.50% Sr. Unsec. Nts., 11/1/23	3,023,000	3,247,479
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25[1]	3,315,000	3,414,450

		10,998,795

31        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Metals & Mining—0.1%
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	$1,098,000	$1,227,643
Paper & Forest Products—0.1%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	2,196,000	2,248,155
Telecommunication Services—1.6%
Diversified Telecommunication Services—1.6%
AT&T, Inc.:
3.80% Sr. Unsec. Nts., 3/15/22	3,537,000	3,664,442
4.35% Sr. Unsec. Nts., 6/15/45	3,224,000	3,008,085
British Telecommunications plc, 9.125% Sr. Unsec. Nts., 12/15/30	3,358,000	5,117,756
Deutsche Telekom International Finance BV, 3.60% Sr. Unsec. Nts., 1/19/27[1]	1,929,000	1,966,683
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	3,214,000	3,248,676
4.103% Sr. Unsec. Nts., 3/8/27	1,104,000	1,142,988
5.213% Sr. Unsec. Nts., 3/8/47	1,844,000	2,001,804
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	1,304,000	1,719,730
Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	2,824,000	2,733,923
4.125% Sr. Unsec. Nts., 8/15/46	1,749,000	1,565,100
4.522% Sr. Unsec. Nts., 9/15/48	2,207,000	2,101,022

		28,270,209
Utilities—3.2%
Electric Utilities—2.6%
AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[1]	2,044,000	2,125,903
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26	1,936,000	1,945,382
Duke Energy Corp., 3.75% Sr. Unsec. Nts., 9/1/46	2,066,000	1,974,187
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	2,275,000	2,300,207
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	2,821,000	2,800,094
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	1,444,000	1,443,396
Enel Finance International NV:
3.625% Sr. Unsec. Nts., 5/25/27[1]	2,085,000	2,069,350
6.25% Sr. Unsec. Nts., 9/15/17[1]	3,232,000	3,260,632
Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	1,118,000	1,202,777
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	1,043,000	1,083,901
Great Plains Energy, Inc.:
2.50% Sr. Unsec. Nts., 3/9/20	1,839,000	1,857,226
4.85% Sr. Unsec. Nts., 4/1/47	1,610,000	1,665,531
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	821,000	903,087
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	1,081,000	1,264,505
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	500,000	528,532
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	4,000,000	4,319,412
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	2,770,000	2,915,422

32        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Electric Utilities (Continued)
Southern Co. Gas Capital Corp., 4.40% Sr. Unsec. Nts., 5/30/47	$1,490,000	$1,538,353
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	3,668,000	3,656,670
TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17	3,227,000	3,276,089
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	2,476,000	2,572,128

		44,702,784
Multi-Utilities—0.6%
Dominion Energy, Inc.:
1.875% Sr. Unsec. Nts., 1/15/19	1,804,000	1,800,782
4.90% Sr. Unsec. Nts., 8/1/41	1,637,000	1,797,560
NiSource Finance Corp.:
3.49% Sr. Unsec. Nts., 5/15/27	3,023,000	3,050,310
6.80% Sr. Unsec. Nts., 1/15/19	536,000	572,788
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	3,471,000	3,435,013

		10,656,453

Total Corporate Bonds and Notes (Cost $737,991,738)		756,826,648
Short-Term Notes—26.0%
Aerospace & Defense—0.2%
Rockwell Collins, Inc., 1.252%, 7/10/17[11,12]	4,200,000	4,198,336
Banks—1.6%
Bank of Tokyo-Mitsubishi UFJ Ltd. (The), 1.103%, 7/11/17[12]	7,400,000	7,397,325
National Australia Bank Ltd., 1.253%, 9/1/17[12]	2,500,000	2,494,899
Skandinaviska Enskilda Banken AB, 1.223%, 9/11/17[11,12]	3,345,000	3,336,847
Sumitomo Mitsui Banking Corp., 1.103%, 7/17/17[12]	7,500,000	7,495,792
Toronto Dominion Holdings USA, Inc.:
1.194%, 9/1/17[11,12]	5,000,000	4,989,351
1.243%, 9/7/17[11,12]	2,800,000	2,793,447

		28,507,661
Beverages—0.4%
Coca Cola Co., 0.952%, 7/19/17[11,12]	7,500,000	7,495,733
Building Products—0.4%
Assa Abloy Financial Services AB, 1.667%, 10/3/17[1,11,12]	7,800,000	7,768,878
Chemicals—0.8%
Air Liquide US LLC, 1.385%, 9/7/17[11,12]	7,700,000	7,683,116
Ecolab, Inc., 1.282%, 7/11/17[12]	7,700,000	7,696,636

		15,379,752
Commercial Finance—0.4%
Caterpillar Financial Services Corp., 1.102%, 7/3/17[12]	7,500,000	7,499,194

33        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Services & Supplies—0.2%
Equifax, Inc., 1.413%, 8/15/17[1,12]	$3,400,000	$3,393,501
Computers & Peripherals—0.8%
Apple, Inc., 0.912%, 7/11/17[11,12]	4,100,000	4,098,660
HP, Inc., 1.425%, 7/24/17[12]	3,300,000	3,297,556
NetApp, Inc., 1.302%, 7/18/17[11,12]	6,800,000	6,795,073

		14,191,289
Electric Utilities—2.9%
Alliant Energy Corp., 1.36%, 7/6/17[12]	7,800,000	7,798,165
Ameren Illinois Co., 1.442%, 7/14/17[12]	7,700,000	7,695,685
Arizona Public Service Co., 1.25%, 7/3/17[12]	7,800,000	7,799,097
Commonwealth Edison Co., 1.354%, 7/26/17[11,12]	3,300,000	3,296,494
Duke Energy Corp., 1.443%, 8/16/17[1],[11,12]	3,400,000	3,393,359
Eversource Energy, 1.291%, 7/6/17[11,12]	7,800,000	7,798,188
NextEra Energy Capital Holdings, Inc., 1.201%, 7/5/17[11,12]	3,400,000	3,399,336
Sempra Energy Holdings, 1.405%, 7/31/17[11,12]	7,500,000	7,490,403

		48,670,727
Electrical Equipment—0.4%
Eaton Corp., 1.352%, 7/17/17[11,12]	7,700,000	7,694,735
Electronic Equipment & Instruments—1.0%
Amphenol Corp., 1.40%, 7/5/17[12]	7,800,000	7,798,476
Tyco Electronics, 1.35%, 7/5/17[1],[11,12]	7,800,000	7,798,476

		15,596,952
Energy Equipment & Services—0.1%
Schlumberger Holdings Corp., 1.304%, 7/6/17[11,12]	2,400,000	2,399,442
Food & Staples Retailing—0.5%
CVS Health Corp., 1.35%, 7/10/17[1,11,12]	7,800,000	7,796,910
Food Products—2.1%
Archer Daniels Midland, 1.12%, 7/3/171,[11,12]	3,200,000	3,199,709
General Mills, Inc., 1.271%, 7/17/17[11,12]	7,700,000	7,694,735
Hershey Foods Corp., 1.151%, 7/24/17[1,11,12]	7,800,000	7,794,223
Mondelez International, Inc., 1.351%, 7/25/17[11,12]	2,600,000	2,597,351
Nestle Finance International Ltd., 0.982%, 7/12/17[12]	7,500,000	7,497,285
Tyson Food, Inc., 1.321%, 7/7/17[11,12]	7,700,000	7,697,882

		36,481,185
Health Care Equipment & Supplies—0.4%
Medtronic Global Holdings SCA, 1.131%, 7/17/17[11,12]	7,700,000	7,694,880
Health Care Providers & Services—0.5%
UnitedHealth Group, Inc., 1.291%, 7/26/17[1],[11,12]	7,800,000	7,792,000

34        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Household Durables—1.2%
Leggett & Platt, Inc., 1.432%, 7/25/17[1,11,12]	$7,800,000	$7,792,054
Mohawk Industries, Inc., 1.31%, 7/3/17[1,11,12]	7,800,000	7,799,090
Whirlpool Corp., 1.455%, 9/6/17[12]	3,400,000	3,390,283

		18,981,427
Household Products—0.8%
Church & Dwight Co., Inc., 1.401%, 7/10/17[11,12]	7,700,000	7,696,950
Clorox Co. (The), 1.302%, 8/7/17[1,11,12]	7,800,000	7,787,732

		15,484,682
IT Services—0.4%
Western Union Co., 1.37%, 7/5/17[1,11,12]	6,900,000	6,898,652
Leasing & Factoring—2.4%
American Honda Finance Corp., 1.053%, 7/24/17[12]	7,500,000	7,494,445
Harley-Davidson Financial Services, Inc., 1.163%, 7/19/17[11,12]	5,000,000	4,996,174
Hitachi Capital America Corp., 1.562%, 7/19/17[12]	7,700,000	7,694,107
Hyundai Capital America:
1.351%, 7/10/17[11,12]	4,000,000	3,998,416
1.401%, 7/12/17[11,12]	3,800,000	3,798,184
Nissan Motor Acceptance Corp., 1.073%, 7/7/17[11,12]	7,700,000	7,697,882
Toyota Motor Credit Corp., 0.992%, 7/12/17[12]	7,500,000	7,497,388

		43,176,596
Machinery—0.6%
John Deere Financial, Inc., 1.141%, 7/17/17[11,12]	7,700,000	7,695,978
Xylem, Inc., 1.381%, 7/6/17[11,12]	3,400,000	3,399,200

		11,095,178
Media—0.7%
CBS Corp., 1.352%, 8/1/17[11,12]	3,400,000	3,395,509
Omnicom Capital, Inc., 1.452%, 8/7/17[11,12]	5,200,000	5,191,821
WPP CP LLC, 1.451%, 7/12/17[12]	3,400,000	3,398,375

		11,985,705
Multiline Retail—0.4%
Dollar General Corp., 1.321%, 7/7/17[11,12]	7,700,000	7,697,702
Multi-Utilities—0.9%
CenterPoint Energy Resources Corp., 1.374%, 8/23/17[11,12]	3,400,000	3,392,345
Virginia Electric & Power Co., 1.412%, 7/27/17[11,12]	3,400,000	3,396,377
Xcel Energy, Inc., 1.401%, 7/11/17[11,12]	7,800,000	7,796,592

		14,585,314
Oil, Gas & Consumable Fuels—0.8%
Exxon Mobil Corp., 1%, 7/6/17[12]	6,100,000	6,098,918
Total Capital Canada Ltd., 1.033%, 7/26/17[11,12]	7,500,000	7,493,706

		13,592,624

35        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Paper, Containers & Packaging—0.5%
Avery Dennison Co., 1.41%, 7/5/17[11,12]	$7,800,000	$7,798,476
Personal Products—0.4%
Reckitt Benckiser Treasury Services plc, 1.475%, 9/19/17[11,12]	7,700,000	7,678,932
Pharmaceuticals—0.4%
Pfizer, Inc., 0.952%, 8/11/17[11,12]	6,700,000	6,691,456
Receivables Finance—0.4%
Old Line Funding LLC, 1.103%, 7/25/17[11,12]	7,500,000	7,493,635
Road & Rail—0.4%
PACCAR Financial Corp., 1.121%, 8/2/17[12]	7,800,000	7,791,585
Software—0.4%
Microsoft Corp., 1.002%, 8/8/17[11,12]	7,700,000	7,690,649
Special Purpose Financial—0.4%
ABN AMRO Funding USA LLC, 1.113%, 8/3/17[11,12]	6,700,000	6,691,281
Specialty Retail—0.5%
Hasbro, Inc., 1.31%, 7/5/17[11,12]	7,800,000	7,798,476
Telephone Utilities—0.8%
Bell Canada, 1.355%, 8/14/17[11,12]	7,600,000	7,586,368
Telus Corp., 1.385%, 7/25/17[12]	7,500,000	7,492,360

		15,078,728
Tobacco—0.5%
Philip Morris International, Inc., 1.201%, 7/24/17[1,11,12]	7,800,000	7,793,932
Water Utilities—0.4%
American Water Capital Corp., 1.301%, 7/12/17[11,12]	7,700,000	7,696,404

Total Short-Term Notes (Cost $456,288,997)		456,262,609
Certificates of Deposit—0.9%
Australia & New Zealand Banking Corp., 1.043%, 7/11/17[11]	7,400,000	7,397,395
DBS Bank Ltd., 1.148%, 8/21/17	7,600,000	7,586,937

Total Certificates of Deposit (Cost $14,985,534)		14,984,332
	Shares
Investment Company—1.5%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.86%[13,14] (Cost $26,811,813)	26,811,813	26,811,813
Total Investments, at Value (Cost $2,331,292,809)	134.3%	2,353,228,687
Net Other Assets (Liabilities)	(34.3)	(601,426,190)

Net Assets	100.0%	$1,751,802,497

36        OPPENHEIMER TOTAL RETURN BOND FUND

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $389,320,020 or 22.22% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $11,096,385 or 0.63% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $110,380 or 0.01% of the Fund’s net assets at period end.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

7. Restricted security. The aggregate value of restricted securities at period end was $3,212, which represents 0.00% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997- CTL1, Cl. IO, 0.00%, 6/22/24	4/21/97	$142,258	$3,212	$139,046

8. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $3,361,862. See Note 6 of the accompanying Notes.

9. All or a portion of the security position has been pledged for collateral in association with forward roll transactions.

See Note 4 of the accompanying Notes.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

11. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $334,938,932 or 19.12% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

12. Current yield as of period end.

13. Rate shown is the 7-day yield at period end.

14. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

37        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares June 30, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	45,207,406	2,419,881,665	2,438,277,258	26,811,813

	Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E	$26,811,813	$117,974

Futures Contracts as of June 30, 2017
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Buy	9/20/17	300	$46,106,250	$(16,469)
United States Treasury Nts., 10 yr.	CBT	Sell	9/20/17	741	93,018,656	522,937
United States Treasury Nts., 2 yr.	CBT	Buy	9/29/17	882	190,608,470	(178,352)
United States Treasury Nts., 5 yr.	CBT	Sell	9/29/17	17	2,003,211	9,403
United States Ultra Bonds	CBT	Buy	9/20/17	441	73,150,875	1,169,077

						$1,506,596

Centrally Cleared Credit Default Swaps at June 30, 2017
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.28	Sell	5.000%	6/20/22	USD	38,940	$ (2,464,794)	$ 2,646,410

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Non-Investment Grade Corporate Debt Indexes	$38,940,000	$—	BB-

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Glossary:

Definitions
CDX.HY.28	Markit CDX High Yield Index

Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

38        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,304,480,996)	$2,326,416,874
Affiliated companies (cost $26,811,813)	26,811,813

2,353,228,687

Cash	2,526,799

Centrally cleared swaps, at value (premiums paid $2,464,794)	2,646,410

Receivables and other assets:
Investments sold (including $771,810,375 sold on a when-issued or delayed delivery basis)	790,655,697
Shares of beneficial interest sold	8,370,790
Interest, dividends and principal paydowns	8,160,961
Variation margin receivable	211,700
Other	135,927

Total assets	3,165,936,971

Liabilities
Centrally cleared swap collateral due	93,550

Payables and other liabilities:
Investments purchased (including $1,371,699,921 purchased on a when-issued or delayed delivery basis)	1,404,867,008
Shares of beneficial interest redeemed	7,669,254
Dividends	629,586
Variation margin payable	554,625
Distribution and service plan fees	164,752
Trustees’ compensation	92,545
Shareholder communications	11,610
Other	51,544

Total liabilities	1,414,134,474

Net Assets	$1,751,802,497

Composition of Net Assets
Par value of shares of beneficial interest	$255,677

Additional paid-in capital	2,193,877,860

Accumulated net investment loss	(830,596)

Accumulated net realized loss on investments	(465,124,534)

Net unrealized appreciation on investments	23,624,090

Net Assets	$1,751,802,497

39        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $617,312,257 and 89,993,922 shares of beneficial interest outstanding)	$6.86

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.20

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,057,213 and 445,904 shares of beneficial interest outstanding)	$6.86

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $115,547,685 and 16,828,944 shares of beneficial interest outstanding)	$6.87

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $729,757,611 and 106,490,930 shares of beneficial interest outstanding)	$6.85

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $63,063,929 and 9,197,498 shares of beneficial interest outstanding)	$6.86

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $223,063,802 and 32,720,113 shares of beneficial interest outstanding)	$6.82

See accompanying Notes to Financial Statements.

40        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT

OF OPERATIONS For the Six Months Ended June 30, 2017 Unaudited

Investment Income
Interest	$ 23,846,708
Fee income on when-issued securities	3,630,437
Dividends from affiliated companies	117,974

Total investment income	27,595,119

Expenses
Management fees	3,298,246

Distribution and service plan fees:
Class A	740,188
Class B	20,049
Class C	599,955
Class R	163,084

Transfer and shareholder servicing agent fees:
Class A	663,150
Class B	4,428
Class C	132,298
Class I	101,271
Class R	71,889
Class Y	204,292

Shareholder communications:
Class A	13,664
Class B	435
Class C	2,838
Class I	59
Class R	703
Class Y	2,482

Trustees’ compensation	42,133

Custodian fees and expenses	30,262

Borrowing fees	14,937

Other	102,200

Total expenses	6,208,563
Less reduction to custodian expenses	(640)
Less waivers and reimbursements of expenses	(457,974)

Net expenses	5,749,949

Net Investment Income	21,845,170

41        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT

OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain
Net realized gain on:
Investment transactions in unaffiliated companies	$3,181,204
Closing and expiration of futures contracts	1,865,156
Swap contracts	857,238
Net realized gain	5,903,598
Net change in unrealized appreciation/depreciation on:
Investment transactions	17,513,440
Futures contracts	1,896,516
Swap contracts	190,794
Net change in unrealized appreciation/depreciation	19,600,750

Net Increase in Net Assets Resulting from Operations	$47,349,518

See accompanying Notes to Financial Statements.

42        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations
Net investment income	$21,845,170	$ 39,323,071
Net realized gain (loss)	5,903,598	(7,614,288)
Net change in unrealized appreciation/depreciation	19,600,750	6,635,830
Net increase in net assets resulting from operations	47,349,518	38,344,613

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(7,986,793)	(14,366,630)
Class B	(35,913)	(131,127)
Class C	(1,097,584)	(2,190,672)
Class I	(10,152,121)	(17,218,844)
Class R	(761,712)	(1,248,018)
Class Y	(2,727,572)	(4,190,007)
	(22,761,695)	(39,345,298)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(1,915,265)	103,043,323
Class B	(2,363,352)	(4,348,933)
Class C	(13,699,396)	3,572,048
Class I	104,932,314	15,060,495
Class R	(1,680,405)	17,350,397
Class Y	43,274,274	92,010,771
	128,548,170	226,688,101

Net Assets
Total increase	153,135,993	225,687,416
Beginning of period	1,598,666,504	1,372,979,088
End of period (including accumulated net investment income (loss) of $(830,596) and $85,929, respectively)	$1,751,802,497	$ 1,598,666,504

See accompanying Notes to Financial Statements.

43        OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$6.76	$6.74	$6.92	$6.70	$7.00	$6.63
Income (loss) from investment operations:
Net investment income[1]	0.09	0.17	0.21	0.22	0.25	0.26
Net realized and unrealized gain (loss)	0.10	0.02	(0.17)	0.23	(0.27)	0.37
Total from investment operations	0.19	0.19	0.04	0.45	(0.02)	0.63
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.17)	(0.22)	(0.23)	(0.28)	(0.26)
Net asset value, end of period	$6.86	$6.76	$6.74	$6.92	$6.70	$7.00

Total Return, at Net Asset Value[2]	2.82%	2.75%	0.51%	6.76%	(0.35)%	9.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$617,312	$610,368	$508,179	$480,765	$361,838	$453,044
Average net assets (in thousands)	$608,023	$596,259	$493,868	$412,758	$411,494	$428,283
Ratios to average net assets:[3]
Net investment income	2.54%	2.41%	3.02%	3.23%	3.64%	3.78%
Expenses excluding specific expenses listed below	0.89%	0.94%	0.95%	0.97%	0.99%	1.04%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%
Total expenses[5]	0.89%	0.94%	0.95%	0.97%	0.99%	1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.85%	0.85%	0.88%	0.90%	0.90%
Portfolio turnover rate[6]	56%	80%	85%	137%	113%	141%

44        OPPENHEIMER TOTAL RETURN BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	0.89%
Year Ended December 31, 2016	0.95%
Year Ended December 31, 2015	0.96%
Year Ended December 31, 2014	0.98%
Year Ended December 31, 2013	1.00%
Year Ended December 31, 2012	1.06%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2017	$4,070,615,383	$3,879,854,440
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701

See accompanying Notes to Financial Statements.

45        OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$6.76	$6.74	$6.92	$6.70	$7.00	$6.63
Income (loss) from investment operations:
Net investment income[1]	0.06	0.11	0.15	0.17	0.20	0.21
Net realized and unrealized gain (loss)	0.10	0.02	(0.17)	0.23	(0.28)	0.37
Total from investment operations	0.16	0.13	(0.02)	0.40	(0.08)	0.58
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.11)	(0.16)	(0.18)	(0.22)	(0.21)
Net asset value, end of period	$6.86	$6.76	$6.74	$6.92	$6.70	$7.00

Total Return, at Net Asset Value[2]	2.39%	1.91%	(0.30)%	5.96%	(1.09)%	8.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,057	$5,361	$9,595	$14,474	$17,446	$29,312
Average net assets (in thousands)	$4,043	$8,158	$11,806	$16,119	$23,230	$29,027
Ratios to average net assets:[3]
Net investment income	1.68%	1.61%	2.21%	2.48%	2.89%	3.05%
Expenses excluding specific expenses listed below	1.67%	1.71%	1.73%	1.73%	1.82%	2.06%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%
Total expenses[5]	1.67%	1.71%	1.73%	1.73%	1.82%	2.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.64%	1.65%	1.65%	1.65%	1.65%	1.64%
Portfolio turnover rate[6]	56%	80%	85%	137%	113%	141%

46        OPPENHEIMER TOTAL RETURN BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	1.67%
Year Ended December 31, 2016	1.72%
Year Ended December 31, 2015	1.74%
Year Ended December 31, 2014	1.74%
Year Ended December 31, 2013	1.83%
Year Ended December 31, 2012	2.08%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2017	$4,070,615,383	$3,879,854,440
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701

See accompanying Notes to Financial Statements.

47        OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$6.77	$6.75	$6.93	$6.71	$7.01	$6.63
Income (loss) from investment operations:
Net investment income[1]	0.06	0.11	0.15	0.17	0.20	0.21
Net realized and unrealized gain (loss)	0.10	0.02	(0.17)	0.23	(0.28)	0.38
Total from investment operations	0.16	0.13	(0.02)	0.40	(0.08)	0.59
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.11)	(0.16)	(0.18)	(0.22)	(0.21)
Net asset value, end of period	$6.87	$6.77	$6.75	$6.93	$6.71	$7.01

Total Return, at Net Asset Value[2]	2.40%	1.92%	(0.30)%	5.95%	(1.09)%	9.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$115,548	$127,465	$123,612	$111,342	$97,196	$129,187
Average net assets (in thousands)	$121,199	$136,900	$117,611	$99,536	$112,710	$120,749
Ratios to average net assets:[3]
Net investment income	1.71%	1.60%	2.20%	2.47%	2.89%	3.04%
Expenses excluding specific expenses listed below	1.65%	1.69%	1.71%	1.72%	1.74%	1.77%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%
Total expenses[5]	1.65%	1.69%	1.71%	1.72%	1.74%	1.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.62%	1.65%	1.65%	1.65%	1.65%	1.65%
Portfolio turnover rate[6]	56%	80%	85%	137%	113%	141%

48        OPPENHEIMER TOTAL RETURN BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	1.65%
Year Ended December 31, 2016	1.70%
Year Ended December 31, 2015	1.72%
Year Ended December 31, 2014	1.73%
Year Ended December 31, 2013	1.75%
Year Ended December 31, 2012	1.79%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2017	$4,070,615,383	$3,879,854,440
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701

See accompanying Notes to Financial Statements.

49        OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$6.75	$6.74	$6.92	$6.70	$7.00	$6.75
Income (loss) from investment operations:
Net investment income[2]	0.10	0.19	0.23	0.25	0.27	0.16
Net realized and unrealized gain (loss)	0.10	0.01	(0.17)	0.22	(0.27)	0.28

Total from investment operations	0.20	0.20	0.06	0.47	0.00	0.44
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.19)	(0.24)	(0.25)	(0.30)	(0.19)
Net asset value, end of period	$6.85	$6.75	$6.74	$6.92	$6.70	$7.00

Total Return, at Net Asset Value[3]	3.00%	2.96%	0.85%	7.16%	0.02%	6.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$729,757	$614,674	$598,204	$581,836	$506,455	$2,273
Average net assets (in thousands)	$681,652	$621,576	$592,163	$559,118	$304,290	$109
Ratios to average net assets:[4]
Net investment income	2.89%	2.77%	3.35%	3.60%	3.97%	3.91%
Expenses excluding specific expenses listed below	0.45%	0.50%	0.51%	0.53%	0.54%	0.52%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	0.45%	0.50%	0.51%	0.53%	0.54%	0.52%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.44%	0.49%	0.50%	0.52%	0.53%	0.49%
Portfolio turnover rate[7]	56%	80%	85%	137%	113%	141%

50        OPPENHEIMER TOTAL RETURN BOND FUND

1. For the period from April 27, 2012 (inception of offering) to December 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	0.45%
Year Ended December 31, 2016	0.51%
Year Ended December 31, 2015	0.52%
Year Ended December 31, 2014	0.54%
Year Ended December 31, 2013	0.55%
Period Ended December 31, 2012	0.54%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2017	$4,070,615,383	$3,879,854,440
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Period Ended December 31, 2012	$6,141,849,607	$6,191,530,701

See accompanying Notes to Financial Statements.

51        OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$6.76	$6.74	$6.92	$6.70	$7.00	$6.62
Income (loss) from investment operations:
Net investment income[1]	0.07	0.14	0.19	0.20	0.23	0.24
Net realized and unrealized gain (loss)	0.11	0.02	(0.17)	0.23	(0.27)	0.39
Total from investment operations	0.18	0.16	0.02	0.43	(0.04)	0.63
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.14)	(0.20)	(0.21)	(0.26)	(0.25)
Net asset value, end of period	$6.86	$6.76	$6.74	$6.92	$6.70	$7.00

Total Return, at Net Asset Value[2]	2.66%	2.43%	0.20%	6.49%	(0.60)%	9.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,064	$63,752	$46,588	$36,272	$30,989	$37,986
Average net assets (in thousands)	$65,902	$59,580	$42,837	$32,383	$35,063	$37,700
Ratios to average net assets:[3]
Net investment income	2.22%	2.09%	2.70%	2.97%	3.39%	3.54%
Expenses excluding specific expenses listed below	1.14%	1.19%	1.20%	1.22%	1.25%	1.32%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%
Total expenses[5]	1.14%	1.19%	1.20%	1.22%	1.25%	1.32%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.11%	1.15%	1.15%	1.15%	1.15%	1.15%
Portfolio turnover rate[6]	56%	80%	85%	137%	113%	141%

52        OPPENHEIMER TOTAL RETURN BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	1.14%
Year Ended December 31, 2016	1.20%
Year Ended December 31, 2015	1.21%
Year Ended December 31, 2014	1.23%
Year Ended December 31, 2013	1.26%
Year Ended December 31, 2012	1.34%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2017	$4,070,615,383	$3,879,854,440
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701

See accompanying Notes to Financial Statements.

53        OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$6.72	$6.70	$6.88	$6.66	$6.99	$6.62
Income (loss) from investment operations:
Net investment income[1]	0.09	0.18	0.22	0.24	0.28	0.29
Net realized and unrealized gain (loss)	0.11	0.02	(0.17)	0.22	(0.32)	0.37
Total from investment operations	0.20	0.20	0.05	0.46	(0.04)	0.66
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.18)	(0.23)	(0.24)	(0.29)	(0.29)
Net asset value, end of period	$6.82	$6.72	$6.70	$6.88	$6.66	$6.99

Total Return, at Net Asset Value[2]	2.97%	3.01%	0.75%	7.06%	(0.59)%	10.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$223,064	$177,047	$86,801	$54,531	$10,093	$607,729
Average net assets (in thousands)	$187,579	$158,960	$73,372	$16,845	$218,707	$619,804
Ratios to average net assets:[3]
Net investment income	2.82%	2.64%	3.25%	3.48%	4.04%	4.20%
Expenses excluding specific expenses listed below	0.64%	0.69%	0.70%	0.71%	0.59%	0.51%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%
Total expenses[5]	0.64%	0.69%	0.70%	0.71%	0.59%	0.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.52%	0.60%	0.60%	0.62%	0.58%	0.48%
Portfolio turnover rate[6]	56%	80%	85%	137%	113%	141%

54        OPPENHEIMER TOTAL RETURN BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	0.64%
Year Ended December 31, 2016	0.70%
Year Ended December 31, 2015	0.71%
Year Ended December 31, 2014	0.72%
Year Ended December 31, 2013	0.60%
Year Ended December 31, 2012	0.53%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2017	$4,070,615,383	$3,879,854,440
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701

See accompanying Notes to Financial Statements.

55        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2017 Unaudited

1. Organization

Oppenheimer Total Return Bond Fund, formerly Oppenheimer Core Bond Fund (the “Fund”) is a separate fund of Oppenheimer Integrity Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

56        OPPENHEIMER TOTAL RETURN BOND FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state

57        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $9,448 which were deferred. Details of the fiscal year ended December 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2017	$453,925,290
No expiration	17,174,401

Total	$471,099,691

At period end, it is estimated that the capital loss carryforwards would be $453,915,842 expiring by 2017 and $11,270,803, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $5,903,598 of capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,331,359,184
Federal tax cost of other investments	215,801,926

Total federal tax cost	$2,547,161,110

Gross unrealized appreciation	$33,428,512
Gross unrealized depreciation	(9,870,797)

Net unrealized appreciation	$23,557,715

58        OPPENHEIMER TOTAL RETURN BOND FUND

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods after August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing

59        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

    Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation

60        OPPENHEIMER TOTAL RETURN BOND FUND

3. Securities Valuation (Continued)

determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$202,910,589	$—	$202,910,589
Mortgage-Backed Obligations	—	887,743,928	23,747	887,767,675
U.S. Government Obligations	—	7,665,021	—	7,665,021
Corporate Bonds and Notes	—	756,826,648	—	756,826,648
Short-Term Notes	—	456,262,609	—	456,262,609
Certificates of Deposit	—	14,984,332	—	14,984,332
Investment Company	26,811,813	—	—	26,811,813

Total Investments, at Value	26,811,813	2,326,393,127	23,747	2,353,228,687
Other Financial Instruments:
Futures contracts	1,701,417	—	—	1,701,417
Centrally cleared swaps, at value	—	2,646,410	—	2,646,410

Total Assets	$28,513,230	$2,329,039,537	$23,747	$2,357,576,514

61        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Liabilities Table
Other Financial Instruments:
Futures contracts	$(194,821)	$—	$—	$(194,821)

Total Liabilities	$(194,821)	$—	$—	$(194,821)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$3,049,067	$(3,049,067)

Total Assets	$3,049,067	$(3,049,067)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The

62        OPPENHEIMER TOTAL RETURN BOND FUND

4. Investments and Risks (Continued)

Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,371,699,921
Sold securities	771,810,375

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the

63        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $88,000 of collateral to the Fund for forward roll transactions.

At period end, the Fund pledged $1,850,327 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

5. Market Risk Factors

The	Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than

64        OPPENHEIMER TOTAL RETURN BOND FUND

5. Market Risk Factors (Continued)

obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures

65        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

    The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

    During the reporting period, the Fund had an ending monthly average market value of $350,014,212 and $153,197,947 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any,

66        OPPENHEIMER TOTAL RETURN BOND FUND

6. Use of Derivatives (Continued)

at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

      The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

      The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

      If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

      The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

      For the reporting period, the Fund had ending monthly average notional amounts of $36,106,471 on credit default swaps to sell protection.

      Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

67        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party

68        OPPENHEIMER TOTAL RETURN BOND FUND

6. Use of Derivatives (Continued)

must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Credit contracts	Centrally cleared swaps, at value	$2,646,410
Interest rate contracts	Variation margin receivable	211,700	*	Variation margin payable	$554,625	*

Total		$2,858,110			$554,625

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts	Swap contracts	Total
Credit contracts	$—	$857,238	$857,238
Interest rate contracts	1,865,156	—	1,865,156

Total	$1,865,156	$857,238	$2,722,394

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total
Credit contracts	$—	$190,794	$190,794
Interest rate contracts	1,896,516	—	1,896,516

Total	$1,896,516	$190,794	$2,087,310

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2017		Year Ended December 31, 2016[1]
	Shares	Amount	Shares	Amount
Class A
Sold	16,098,781	$109,827,792	41,494,464	$285,607,395
Dividends and/or distributions reinvested	1,001,764	6,834,412	1,789,629	12,328,873
Redeemed	(17,409,413)	(118,577,469)	(28,354,787)	(194,892,945)

Net increase (decrease)	(308,868)	$(1,915,265)	14,929,306	$103,043,323

Class B
Sold	14,741	$100,126	271,661	$1,857,374
Dividends and/or distributions reinvested	5,077	34,602	18,270	125,781
Redeemed	(367,385)	(2,498,080)	(920,133)	(6,332,088)

Net decrease	(347,567)	$(2,363,352)	(630,202)	$(4,348,933)

Class C
Sold	1,194,837	$8,143,006	6,670,439	$45,842,236
Dividends and/or distributions reinvested	146,948	1,003,755	288,003	1,985,931
Redeemed	(3,352,704)	(22,846,157)	(6,434,132)	(44,256,119)

Net increase (decrease)	(2,010,919)	$(13,699,396)	524,310	$3,572,048

Class I
Sold	21,272,153	$144,374,004	10,223,053	$70,204,545
Dividends and/or distributions reinvested	1,330,789	9,069,635	2,488,394	17,131,684
Redeemed	(7,134,702)	(48,511,325)	(10,492,312)	(72,275,734)

Net increase	15,468,240	$104,932,314	2,219,135	$15,060,495

Class R
Sold	1,869,043	$12,700,637	5,293,997	$36,412,254
Dividends and/or distributions reinvested	97,245	663,307	155,248	1,069,307
Redeemed	(2,204,504)	(15,044,349)	(2,925,990)	(20,131,164)

Net increase (decrease)	(238,216)	$(1,680,405)	2,523,255	$17,350,397

Class Y
Sold	12,677,871	$85,964,747	25,344,323	$173,435,846
Dividends and/or distributions reinvested	319,901	2,169,965	482,236	3,305,110
Redeemed	(6,632,355)	(44,860,438)	(12,426,220)	(84,730,185)

Net increase	6,365,417	$43,274,274	13,400,339	$92,010,771

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

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8. Purchases and Sales of Securities (Continued)

	Purchases	Sales
Investment securities	$707,075,021	$705,552,412
U.S. government and government agency obligations	6,130,001	19,539,283
To Be Announced (TBA) mortgage-related securities	4,070,615,383	3,879,854,440

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through April 2, 2017		Fee Schedule Effective April 3, 2017
Up to $1 billion	0.50%	Up to $500 million	0.40%
Next $4 billion	0.35	Next $500 million	0.35
Over $5 billion	0.33	Next $4 billion	0.33
		Over $5 billion	0.31

The Fund’s effective management fee for the reporting period was 0.40% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

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9. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
June 30, 2017	$90,385	$10,946	$5,062	$5,141	$—

Waivers and Reimbursements of Expenses. After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” to annual rates of 0.85% for Class A and 0.60% for Class Y shares. Effective April 3, 2017, these amounts were updated to the following 0.75% for Class A, 0.40% for Class I and 0.45% for Class Y, as calculated on the daily net assets of the Fund. In addition, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable interest and fees from borrowing, interest and related expenses from inverse floaters, dividend expense, taxes, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 1.65% for Class B and Class C shares, and 1.15% for Class R shares, as calculated on the daily net assets of the Fund.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$ 235,804
Class B	334
Class C	7,891
Class I	17,646
Class R	3,903
Class Y	100,223

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

    Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$45,215
Class B	302
Class C	9,020
Class R	4,902
Class Y	13,929

This fee waiver and/or reimbursement may be terminated at any time.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $18,805 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

    The Fund has entered into an investment advisory agreement (“Advisory Agreement”) with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” are collectively referred to herein as the “Managers”). At a meeting held on February 14, 2017 (the “Meeting”), the Board of Trustees (the “Board”), including a majority of the independent Trustees, approved an amendment to the Fund’s Advisory Agreement to decrease the management fee paid by the Fund to the Adviser (the “Amendment”). The Amendment was the only proposed change to the Advisory Agreement. OFI Global has entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with OFI whereby OFI provides investment sub-advisory services to the Fund. The Sub-Adviser is paid by the Adviser for providing sub-advisory services to the Fund pursuant to the Sub-Advisory Agreement. There were no proposed changes to the Sub-Advisory Agreement. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to herein as the “Agreements.”

    The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. On an annual basis, the Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose, in connection with the annual renewal of the Advisory Agreement (“Annual Renewal”). In addition to the Annual Renewal, the Board receives information throughout the year regarding Fund services, fees, expenses and performance. Much of this information was relevant to the Board’s considerations and was considered in conjunction with information provided at the Meeting.

    The Managers and the independent consultant had previously provided information to the Board in connection with the Annual Renewal of the Advisory Agreement in August 2016 on, among other things, the following factors: (i) the nature, quality and extent of the Adviser’s services, (ii) the comparative investment performance of the Fund and the Adviser, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Adviser and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Adviser from its relationship with the Fund. With regard to its consideration of the Amendment, the Board noted the Adviser’s representation that there would be no changes in the nature, extent and quality of services provided under the Advisory Agreement as a result of the management fee reduction nor would there be any changes in the portfolio management team responsible for the Fund. The Board was aware that there are alternatives to retaining the Adviser.

    Outlined below is a summary of the principal information considered by the Board at the Meeting and as part of the Annual Renewal as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Adviser’s key personnel who provide such services. OFI Global is responsible for, among other things, oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions;

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

risk management and oversight of the Sub-Adviser and its investment team, who provide research, analysis and other advisory services, including securities trading services in regard to the Fund’s investments. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Adviser’s resources that are available to the Fund. The Board evaluated the Adviser’s advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Adviser’s key personnel and the size and functions of its staff. The Board members also considered the totality of their experiences with the Adviser as trustees and directors of the Fund and other funds advised by the Adviser. The Board considered information regarding the quality of services provided by affiliates of the Adviser, which the Board members have become knowledgeable about through their experiences with the Adviser and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Adviser’s experience, reputation, personnel, operations and resources, that the Fund will continue to benefit from the services provided under the Advisory Agreement.

    Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund and the Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant in connection with the Annual Renewal of the Advisory Agreement and noted that there were no material changes to the performance information that was provided for the Annual Renewal. The Board noted that there would be no changes in the portfolio management team responsible for the Fund resulting from the Amendment.

    Fees and Expenses of the Fund. The Board considered the representation that the Adviser proposed a reduction in management fees in order to more closely align the fee with the Fund’s peer universe. The Board reviewed the current and proposed fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered comparative data in regard to the fees and expenses of the Fund and other retail front-end load intermediate-term bond funds with comparable asset levels and distribution features as of December 31, 2016. The Board noted that the Fund’s proposed management fee was below the peer group average and median and the total expenses were below the peer group average and equal to the peer group median. The Board also noted that there will be no changes in the nature, extent and quality of services provided under the Advisory Agreement as a result of the management fee reduction.

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    Economies of Scale and Profits Realized by the Adviser. In connection with the Annual Renewal, the Board considered information regarding the Adviser’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Adviser’s profitability from its relationship with the Fund. The Board also considered that the Adviser must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Adviser may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

    Other Benefits to the Adviser. In connection with the Annual Renewal and in addition to considering the profits realized by the Adviser, the Board considered information that was provided regarding the direct and indirect benefits the Adviser receives as a result of its relationship with the Fund, including compensation paid to the Adviser’s affiliates.

    Conclusions. Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to approve the Amendment. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Amendment, including the current and proposed management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER TOTAL RETURN BOND FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Krishna Memani, Vice President
Peter A. Strzalkowski, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services
Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct,SM our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to
account information and transactions or call us at 800.CALL
OPP (800.225.5677) for 24-hr automated information and
automated transactions. Representatives also available
Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0285.001.0617 August 22, 2017

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits	attached hereto.

(3) Not	applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Integrity Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/15/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/15/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/15/2017